UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                       Proxy Statement Pursuant to Section
                        14(a) of the Securities Exchange
                          Act of 1934 (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12


                          Ridgefield Acquisition Corp.
                          ----------------------------
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box): [X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.:  PRE SCH 14A
3) Filing Party:  Ridgefield Acquisition Corp.
4) Date Filed:    May 12, 2006

                          RIDGEFIELD ACQUISITION CORP.
                               100 Mill Plain Road
                           Danbury, Connecticut 06811
                            Telephone (203) 791-3871
                              --------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                              --------------------

                                                                    May __, 2006

         To Our Shareholders:

         On behalf of your Board of Directors, I cordially invite you to attend a Special Meeting of Shareholders to be held on June 16, 2006, at 10:00 a.m., Eastern Time, at 100 Mill Plain Road, Danbury, Connecticut 06811.

         The Special Meeting will begin with a discussion and voting of the matters set forth in the accompanying Notice of Special Meeting and Proxy Statement and on other business matters properly brought before the meeting.

         Whether or not you plan to attend, you can be sure your shares are represented at the meeting by promptly completing, signing, dating and returning your proxy form in the enclosed postage paid envelope.

                                          Cordially,

                                          On Behalf of the Board of Directors of
                                          Ridgefield Acquisition Corp.


                                          Steven N. Bronson, Chairman



         TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. YOU CAN REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.

                          RIDGEFIELD ACQUISITION CORP.
                               100 Mill Plain Road
                           Danbury, Connecticut 06811
                            Telephone (203) 791-3871
                              --------------------


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 16, 2006


                                   May , 2006

         To our Shareholders:

         You are cordially invited to attend a Special Meeting of Shareholders of Ridgefield Acquisition Corp. (the "Company"). The Special Meeting will be held Friday, June 16, 2006, at 100 Mill Plain Road, Danbury, Connecticut 06811. The Special Meeting will convene at 10:00 a.m. Eastern Time to consider and take action on the following proposals:

                                   PROPOSAL 1

         To approve and adopt a Plan of Merger to merge the Company with and into Ridgefield Acquisition Corp. a newly formed Nevada corporation which is a wholly owned subsidiary of the Company, in order to effectuate a reincorporation of the Company as a Nevada corporation, and, among other things, increase our authorized capital, change our articles of incorporation, and change our bylaws.

                                   PROPOSAL 2

         To re-elect the following persons to serve as directors of the Company until the next Annual Meeting of Shareholders and/or until their successors are duly elected and qualified:

                                Steven N. Bronson
                                Leonard Hagan
                                Kenneth Schwartz.

                                   PROPOSAL 3

         To ratify and approve the Board of Directors' appointment of Carlin, Charron & Rosen LLP as our independent auditors.

         For the transaction of such other business as may properly come before this Special Meeting.

         April 28, 2006 has been fixed as the record date of the shareholders entitled to vote at the meeting and only holders of shares of common stock of record at the close of business on that day will be entitled to vote. The stock transfer books will not be closed.

         All shareholders are cordially invited to attend the meeting. To insure your representation at the meeting, please complete and promptly mail your proxy, which is solicited by the Company, in the return postage paid envelope provided. This will not prevent you from voting in person, should you so desire, but will help to secure a quorum and avoid added solicitation costs.


         YOUR VOTE IS IMPORTANT. TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. IF YOU ATTEND THE SPECIAL MEETING AND DESIRE TO REVOKE YOUR PROXY AND VOTE IN PERSON YOU MAY DO SO. IN ANY EVENT YOU CAN REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERING WRITTEN NOTICE TO THE COMPANY REVOKING YOUR PROXY.

         We appreciate your continued interest in Ridgefield Acquisition Corp.

                                              By order of the Board of Directors
                                              Ridgefield Acquisition Corp.



                                              Steven N. Bronson, Chairman






         Please date and sign the accompanying Proxy Card and mail it promptly in the enclosed postage paid envelope.

                          RIDGEFIELD ACQUISITION CORP.

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                           INFORMATION CONCERNING THE
                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 16, 2006


         Date and Purpose of Special Meeting

         This Proxy Statement is furnished in conjunction with the solicitation of proxies by the Board of Directors of Ridgefield Acquisition Corp., a Colorado corporation (the "Company" or "Ridgefield Colorado"), to be used at the Company's Special Meeting of Shareholders (the "Special Meeting") to be held on Friday, June 16, 2006, at 10:00 a.m. (Eastern
         Time) at 100 Mill Plain Road, Danbury, Connecticut 06811, and at any adjournments or postponements thereof.

         General

         This Proxy Statement is being mailed to Shareholders on or about May 23, 2006.

         The purpose of the Special Meeting is to consider and vote on the following proposals:

         Proposal 1        To approve and adopt a Plan of Merger to merge the
                           Company with and into Ridgefield Acquisition Corp. a newly formed Nevada corporation which is a wholly owned subsidiary of the Company, in order to effectuate a reincorporation of the Company as a Nevada corporation, and, among other things, increase our authorized capital, change our articles of incorporation, and change our bylaws;

         Proposal 2        To re-elect Steven N. Bronson, Leonard Hagan, and
                           Kenneth Schwartz to serve as directors of the Company until the next Annual Meeting of Shareholders and/or until their successors are duly elected and qualified:

         Proposal 3        To ratify and approve the Board of Directors'
                           appointment of Carlin, Charron & Rosen LLP as our independent auditors.

         For the transaction of such other business as may properly come before this Special Meeting.

         The form of proxy (the "Proxy Card") accompanying this Proxy Statement (a copy of which is also attached hereto as Appendix A) and the person named therein as proxy have been approved by the Company. Any proxy given pursuant to this solicitation is revocable at any time prior to the exercise thereof by filing with Steven N. Bronson, the sole officer of the Company, written notice revoking it or by duly executing and delivering a proxy bearing a later date and the person executing the same, or if in attendance at the meeting, voting in person instead of by proxy. When proxies in the form accompanying this Proxy Statement are returned properly executed, the shares represented thereby will be voted as indicated therein and in this Proxy Statement, and where a choice has been specified by the shareholder on the proxy, the shares will be voted in accordance with the specifications so made. Other than dissemination of the materials included herein, no additional solicitation of proxies will be undertaken by the Company. The cost of preparing, assembling and mailing the material submitted herewith will be paid from the funds of the Company.

         Matters to be considered and acted upon at the Special Meeting are set forth in the Notice of Special Meeting accompanying this Proxy Statement and are more fully outlined herein.


         Record Date; Shares Outstanding and Entitled To Vote

         Only shareholders of the Company's common stock, par value $.10 per share, as of the close of business on April 28, 2006 (the "Record Date") are entitled to receive a copy of this Proxy Statement and to vote at the Special Meeting. As of the Record Date, there were 1,140,773 shares of common stock, par value $.10 per share, outstanding, entitled to vote at the Special Meeting, beneficially owned by approximately 660 record shareholders. See "Security Ownership of Certain Beneficial Owners and Management," below.

         Shareholders are entitled to one vote for each share of the Company's common stock held by them as of the Record Date. A majority of the outstanding shares will constitute a quorum for PROPOSAL 1 at the meeting, and one-third of the Company's outstanding shares will constitute a quorum for PROPOSAL 2 and PROPOSAL 3 at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

         Approval of the matters described herein requires the approval of the holders of outstanding stock of each voting group entitled to vote on such matters. As of April 28, 2006, Ridgefield Colorado was authorized to issue 5,000,000 shares of common stock, par value $.10 per share and 1,000,000 shares of preferred stock, par value $.10 per share and of those shares there were 1,140,773 shares of our common stock, par value $.10 per share outstanding and no shares of our preferred stock, par value $.10 per share outstanding. Holders of our common stock are entitled to one vote per share.


         Votes Required

         The affirmative vote of a majority of the votes cast is necessary for the approval of Proposal 1, accordingly abstentions and "broker non-votes" will be counted for purposes of determining whether a quorum is present at the Special Meeting and abstentions will have the effect of negative votes with respect to Proposal 1 (for the approval of the "Reincorporation"). Since the affirmative vote of a plurality of votes cast is required for the election of directors and ratification of our auditors, abstentions and "broker non-votes" will have no effect on the outcome of Proposal 2 (for the re-election of directors) and Proposal 3 (for the ratification of the appointment of Carlin, Charron & Rosen LLP as the Company's independent auditors).

         Steven N. Bronson, our sole officer and director, is the record owner of 826,116 shares of our common stock, representing approximately 72% or the issued and outstanding shares of common stock of the Company. It is Mr. Bronson's intention to vote all of his shares in favor of each of the proposals to be considered by the shareholders. As a result, we anticipate that all of the proposals will be approved and adopted at the Special Meeting. We are required by applicable law to submit Proposal 1 and Proposal 2 to be considered and voted upon by our shareholders.

         Votes at the Special Meeting will be tabulated by an independent inspector of election appointed by the Company or the Company's transfer agent. Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may be precluded from exercising their discretion, depending on the type of proposal involved. Shares as to which brokers have not exercised discretionary authority or have not received instructions from beneficial owners are considered "broker non-votes," and will be counted for purposes of determining whether there is a quorum, but will not be deemed to have been voted in favor of such matter.

         Dissenters' Rights

         Colorado law provides for a right of a shareholder to dissent to the proposed merger and obtain appraisal of or payment for such shareholder's shares. See "Proposal 1 - Dissent Rights of Our Shareholders."


         Proxies

         Shareholders are requested to complete, sign, date and promptly return the Proxy Card in the enclosed envelope. Common stock represented by properly executed proxies received by the Company and not revoked will be voted at the Special Meeting in accordance with instructions contained therein. If the Proxy Card is signed and returned without instructions, the shares will be voted as follows:

         FOR PROPOSAL 1             To approve and adopt a Plan of Merger to
                                    merge the Company with and into Ridgefield
                                    Acquisition Corp. a newly formed Nevada
                                    corporation which is a wholly owned
                                    subsidiary of the Company, in order to
                                    effectuate a reincorporation of the Company as a Nevada corporation, and, among other things, increase our authorized capital, change our articles of incorporation, and change our bylaws;

         FOR PROPOSAL 2             To re-elect Steven N. Bronson, Leonard
                                    Hagan, and Kenneth Schwartz to serve as
                                    directors of the Company until the next
                                    Annual Meeting of Shareholders and/or until their successors are duly elected and qualified; and

         FOR PROPOSAL 3             To ratify and approve the Board of
                                    Directors' appointment of Carlin, Charron &
                                    Rosen LLP as our independent auditors.


         A Shareholder who so desires may revoke his proxy at any time before it is voted at the Special Meeting by: (i) delivering written notice to the Company, at Ridgefield Acquisition Corp. Attn: Steven N. Bronson, 100 Mill Plain Road, Danbury Connecticut 06811; (ii) duly executing a proxy bearing a later date; or (iii) casting in person a ballot at the Special Meeting. Attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy.

         The Board of Directors knows of no other matters that are to be brought before the Special Meeting other than as set forth in the Notice of the Special Meeting. If any other matters properly come before the Special Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.


         Proxy Statement Costs

         The cost of delivering this Proxy Statement, including the preparation, assembly and mailing of the Proxy Statement, as well as the cost of forwarding this material to the beneficial owners of our capital stock will be borne by the Company. We may reimburse brokerage firms and others for expenses in forwarding information statement materials to the beneficial owners of our capital stock.

         The Company will bear the costs of the solicitation of proxies for the Special Meeting. Directors and officers of the Company may solicit proxies from Shareholders by mail, telephone, telegram, personal interview or otherwise. Such directors and officers will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of common stock held of record by them and such custodians will be reimbursed for their reasonable expenses.

         IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE SHAREHOLDERS' INTERESTS BE REPRESENTED AT THE SPECIAL MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND TO RETURN IT PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE SPECIAL MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON OR YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING BY GIVING WRITTEN NOTICE TO THE COMPANY ATTN: STEVEN N. BRONSON. PLEASE RETURN YOUR EXECUTED PROXY CARD PROMPTLY.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of April 28, 2006, certain information regarding the beneficial ownership of the common stock outstanding by (i) each person who is known to the Company to own 5% or more of the common stock, (ii) each director of the Company, (iii) certain executive officers of the Company and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, each of the shareholders shown in the table below has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o Ridgefield Acquisition Corp., 100 Mill Plain Road, Danbury, Connecticut 06811.

                                                                 Number of                Percent
         Name and Address           Company Position            Shares owned             of class
         ----------------           ----------------            ------------             --------
         Steven N. Bronson          Chairman, CEO                976,116(2)(3)             75.6%
                                    and President

         Kenneth Schwartz           Director                      32,500(4)                 2.8%

         Leonard Hagan              Director                      15,000                    1.3%

         RAM Capital
          Management Trust I(5)     Beneficial Owner             100,000                    8.8%

         All directors and executive
         officers a group (3 persons)                          1,123,616                   79.8%
         -----------------------------

         (1) As used in this table, a beneficial owner of a security includes any person who, directly or indirectly, through contract, arrangement, understanding, relationship or otherwise has or shares (a) the power to vote, or direct the voting of, such security or (b) investment power which includes the power to dispose, or to direct the disposition of, such security. In addition, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days.

         (2) Includes options to purchase 150,000 shares of common stock at an exercise price of $1.65 per share, and such options are set to expire on March 21, 2008.

         (3) This amount also includes 34,211 shares of common stock owned by Mr. Bronson's spouse.

         (4) This amount includes 17,500 shares of common stock owned by Dr. Schwartz's spouse, and Dr. Schwartz expressly disclaims beneficial ownership of the shares owned by his spouse.

         (5) RAM Capital Management Trust I is a trust organized and existing under the laws of the State of Florida, and has it principal address at 5700 White Hickory Circle, Tamarac, Florida 33319.



                  INFORMATION CONCERNING THE BOARD OF DIRECTORS
                   BOARD COMMITTEES AND DIRECTOR COMPENSATION

         Meetings and Committees of the Board of Directors

         During the fiscal year ended December 31, 2005, the Board of Directors held 4 meetings. In view of the Company's lack of operations, during the year ended December 31, 2005, the Board of Directors did not form any committees. During the fiscal year ended December 31, 2005, all of the directors then in office attended 100% of the total number of meetings of the Board of Directors and the Committees of the Board of Directors on which they served.


         Audit Committee

         The Audit Committee of the Company consists of Steven N. Bronson and Leonard Hagan. The functions of the Audit Committee are to recommend to the Board of Directors the appointment of independent auditors for the Company and to analyze the reports and recommendations of such auditors. The committee also monitors the adequacy and effectiveness of the Company's financial controls and reporting procedures. The Audit Committee does not meet on a regular basis, but only as circumstances require. Due the size of the Company and its lack of current operations, the Audit Committee has not designated a financial expert.

         Code of Ethics

         At a meeting of the Board of Directors of the Company held on March 25, 2004, Company adopted a Code of Ethics. A copy of the Code of Ethics is attached as Exhibit 14 to the Company's Form 10-KSB for the year ended December 31, 2003.


         Compensation Of Directors

         In fiscal year ended December 31, 2005, no cash compensation was paid to our directors for their services as directors. However, on March 25, 2005, the Company issued options to Leonard Hagan and Kenneth Schwartz to purchase 10,000 shares of the Company's common stock at the purchase price of $1.16, which was 110% percent of the closing bid price on March 25, 2005, for services rendered to the Company. Such options vested immediately and are exercisable for a period of 5 years commencing on March 25, 2005.

         On February 24, 2006, Messrs: Hagan and Schwartz each exercised their option to purchase 10,000 shares of the Company's common stock at the purchase price of $1.16.


         Section 16(a) Beneficial Ownership Compliance

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 2005, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                  INFORMATION CONCERNING EXECUTIVE COMPENSATION

         Summary Compensation Table(1)

         The following summary compensation table sets forth information concerning the annual and long-term compensation earned by the Company's chief Executive officer and each of the other most highly compensated executive officers (collectively, the "Named Executive Officers").

         Name/Position          Fiscal year  Annual Salary   Stock Grants  Option Grants
         --------------------------------------------------------------------------------
         Steven N. Bronson
         CEO and President          2005       $11,912             0          100,000(2)
                                    2004       $48,000             0              0
                                    2003       $48,000             0          150,000(3)
                                    2002       $48,000             0              0
         ----------------------

         (1) The Columns designated by the SEC for the reporting of certain bonuses, long term compensation, including awards of restricted stock, long term incentive plan payouts, and all other compensation have been eliminated as no such bonuses, awards, payouts, grants or compensation were awarded during any fiscal year covered by the table.

         (2) On March 25, 2005, the Company issued to Mr. Bronson an option to purchase 100,000 shares of the Company's common stock at the purchase price of $1.16, which was 110% percent of the closing bid price on March 25, 2005. Such option vested immediately and was exercisable for a period of 5 years. This option was exercised by Mr. Bronson on February 24, 2006.

         (3) On March 21, 2003, the Company issued an option to Steven N. Bronson to purchase 150,000 shares of the Company's common stock at the purchase price of $1.65, which was 110% percent of the closing bid price on March 21, 2003. Such option vested immediately and is exercisable for a period of 5 years.

         On March 25, 2005, the Board of Directors of the Company agreed to pay the accrued and unpaid salary in the amount of $113,132 to Mr. Bronson through the issuance of 107,745 shares of the Company's common stock at fair market value.

         Option/SAR Grants in Last Fiscal Year

         The following table contains certain information regarding grants of stock options to Named Executive Officers during the fiscal year ended December 31, 2005. The stock options listed below were granted without tandem stock appreciation rights. We have no freestanding stock appreciation rights outstanding.

                       Number of        Percent of
                       Securities      Total Options/
                       Underlying      SARs Granted to
Name                  Options/SARs       Employees            Exercise or         Expiration
                       Granted (#)     in Fiscal Year       Base Price ($/Sh)        Date
------------------     -----------     ---------------     -----------------     --------------
Steven N. Bronson       100,000(1)         100%                 $1.16            March 24, 2010

-------------------

         (1) On February 24, 2006, Mr. Bronson exercised this option to purchase 100,000 shares of the Company's common stock at the purchase price of $1.16.


         Other Plans. The Company does not currently have any bonus, profit sharing, pension, retirement, stock option, stock purchase, or other remuneration or incentive plans in effect.


         Long Term Incentive Plan. The Company has no long-term incentive plan.


         Aggregate Option Exercises in Fiscal 2005 and Fiscal Year End Option Values

         The following table contains certain information regarding stock options exercised during and options to purchase common stock held as of December 31, 2005, by each of the Named Executive Officers.

                       Number                       Number of Securities           Value of Unexercised
                       Of Shares                    Underlying Unexercised         In-the-Money Options
Name/                  Acquired        Value        Options at Fiscal Year End     at Fiscal Year End
Position               On Exercise     Realized     Exercised/Unexercised          Exercised/Unexercised (1)
------------------     -----------     --------     --------------------------     ---------------------
Steven N. Bronson
    Chairman, CEO
     and President          0             0                 250,000(2)                        $0

-------------------

         (1) Calculated on the basis of the closing share price of the common stock on the over-the-counter market on the date exercised, less the exercise price payable for such shares.

         (2) On February 24, 2006, Mr. Bronson exercised his option to purchase 100,000 shares of the Company's common stock at the purchase price of $1.16.

         Employment Contracts

         On March 24, 2001, the Company entered into an employment agreement with Steven N. Bronson, the president of the Company that provided for an annual salary of $48,000 (the "2001 Employee Agreement"). A copy of the 2001 Employment Agreement is attached as Exhibit 10.13 to the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2001 and is incorporated by reference. The 2001 Employee Agreement was renewed each year until March 24, 2006, however on March 25, 2005, the Board of Directors modified the 2001 Employee Agreement to provide that Mr. Bronson shall not receive an annual salary of $48,000 per year. Also on March 25, 2005, the Board of Directors of the Company agreed to pay Steven N. Bronson's accrued but unpaid salary of $113,132 through the issuance of 107,745 shares at fair value of the Company's common stock. Additionally, on March 25, 2005, the Company issued to Mr. Bronson an option to purchase 100,000 shares of the Company's common stock at the purchase price of $1.16, which was 110% percent of the closing bid price on March 25, 2005. Such option vested immediately and is exercisable for a period of 5 years.

         On February 24, 2006, Mr. Bronson exercised his option to purchase 100,000 shares of the Company's common stock at the purchase price of $1.16.

         On March 28, 2006, the Company entered into a new employment agreement with Steven N. Bronson appointing Mr. Bronson to serve as the chief executive officer and the president of the Company for the period April 1, 2006 through March 31, 2007 (the "2006 Employment Agreement"). The 2006 Employment Agreement is for a term of one (1) year and the agreement automatically renews for additional one (1) year period provided it is not terminated and provides that Mr. Bronson will not receive a salary. A copy of the 2006 Employment Agreement is attached as Exhibit 10.17 to the Company's Annual Report of Form 10-KSB for the year ended December 31, 2005.

         The terms of the 2006 Employment Agreement includes the following:

         Name                       Title             Salary/Year        Term
         ----------------------------------------------------------------------
         Steven N. Bronson      CEO & President          $0             1 year


                    INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

         There are no pending legal proceedings to which the Company is a party or of which any of its property is the subject as of the date of this report and there were no such proceedings during the fiscal years ended December 31, 2005 and December 31, 2004.

                                   PROPOSAL 1

                 CHANGE IN THE COMPANY'S STATE OF INCORPORATION
                             FROM COLORADO TO NEVADA
                             (THE "REINCORPORATION")

         Introduction

         On April 18, 2006, our Board of Directors voted to change our state of incorporation from Colorado to Nevada (the "Reincorporation"). For the reasons set forth below, our Board of Directors believes that the Reincorporation is in the Company's best interest and that our shareholders will be best served by the Reincorporation. The Reincorporation will be effected by a merger transaction in which the Company (sometimes referred herein to as "Ridgefield Colorado") will be merged with and into its wholly-owned Nevada subsidiary, Ridgefield Acquisition Corp. ("Ridgefield Nevada") pursuant to a plan of merger, which we refer to as the "Plan of Merger" in this Proxy Statement and which is attached hereto as Appendix B. Ridgefield Nevada will be the surviving corporation after the merger. Ridgefield Nevada, which was incorporated on April 25, 2006, for the sole purpose of effecting the merger, has not engaged in any business to date and has no assets.

         The Reincorporation and the merger of Ridgefield Colorado with and into Ridgefield Nevada will not result in any change to the business, management, location of the principal executive offices or other facilities, assets or liabilities of the Company. As shareholders of the Company, however, you should be aware that the corporation law of Colorado and the corporation law of Nevada differ in a number of significant respects, including differences pertaining to the rights of shareholders. We encourage you to carefully review the discussion of some of these differences under the heading "Significant Differences Between the Corporation Laws of Colorado and Nevada" below.

         Following the completion of the Reincorporation, the Company will be organized and existing under the law of the State of Nevada and will be governed by Ridgefield Nevada's Articles of Incorporation and Ridgefield Nevada's bylaws. Copies of Ridgefield Nevada's Articles of Incorporation and Ridgefield Nevada's bylaws are attached hereto as Appendix C and Appendix D, respectively.

         Steven N. Bronson, our controlling shareholder intends to approve the Reincorporation at the Special Meeting of shareholders.

         Reasons For The Reincorporation

         The Company has no customers, facilities, employees, commercial relationships or other significant contacts with the State of Colorado. The only reason that the Company is incorporated in the State of Colorado is that its public predecessor was based and incorporated in the State of Colorado. Our Board of Directors believe that a change in our state of incorporation from Colorado to Nevada will meet our business needs and that the Colorado Business Corporations Act ("CBCA") does not offer corporate law advantages comparable to those provided by the laws of the State of Nevada. The Company also wishes to reincorporate to Nevada in order to have more flexibility in approval of corporate actions by shareholders acting through written consent. The corporate laws of the State of Nevada are, in the opinion of the Company, more flexible and less burdensome in areas like the need to call a shareholders' meeting to approve any and all corporate actions or certain changes to the Articles of Incorporation. Reincorporation from Colorado to Nevada also may make it easier to attract future candidates willing to serve on our board of directors. Potential candidates are generally more familiar with Nevada law, including provisions relating to director indemnification, from their past business experience.

         While no changes to the company's current Articles of Incorporation are being adopted, by reincorporating to Nevada, one shareholder, Mr. Bronson, who holds over 72% of the voting power of the Company, will be able to approve by written consent and without any vote by the other shareholders almost any proposed corporate action, including approval of amendments to the Articles of Incorporation, approval of significant corporate transactions like mergers, reclassifications of the company 's securities, the number of directors on the Company's Board of Directors, dissolution of the Company and going private transactions. While Mr. Bronson would have sufficient voting power under the CBCA to approve almost every proposed corporate action, he would have to approve such actions at a shareholders' meeting at which the other shareholders would have the opportunity to voice their opinions and cast their votes as well as receive answers from the company's senior management on any proposed corporate action. Under Nevada law, Mr. Bronson could approve most proposed corporate actions without a shareholders' meeting and without the company soliciting your vote at a shareholders' meeting.


         The Plan of Merger

         The following is a summary of the Reincorporation. Because it is a summary, it does not include all of the information regarding the Reincorporation and is therefore qualified in its entirety by reference to the Plan of Merger, the Articles of Incorporation of Ridgefield Nevada, and the bylaws of Ridgefield Nevada attached to this Proxy Statement.

         To effect our Reincorporation in Nevada, the Company will be merged with and into Ridgefield Nevada, with Ridgefield Nevada being the surviving corporation (the "Merger"). The terms and conditions and procedure for the Merger are set forth in the Plan of Merger. Following the Merger, the Company will continue to conduct the business of the Company as a Nevada corporation under the name "Ridgefield Acquisition Corp." The persons nominated and elected herein to be our Board of Directors and officers will become the Board of Directors and officers of the surviving corporation for identical terms of office.


         Votes Required

         Approval of the Reincorporation (which constitutes approval of the Plan of Merger) requires the affirmative vote of the holders of a majority of all of the votes entitled to be cast by the holders of the Company's common stock.

         Regardless of the vote at the Special Meeting, the Plan of Merger may be terminated and abandoned by action of the Board of Directors of the Company at any time prior to the effective time of the Reincorporation, whether before or after the approval by holders of shares of the Company's common stock, if the Board of Directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation would be inadvisable or not in the best interests of the Company and its shareholders.


         Effective Time and Exchange of Stock Certificates

         If approved by the shareholders of the Company at the Special Meeting, the Merger and consequently the Reincorporation will become effective when the appropriate Articles of Merger (together with the Plan of Merger) are filed with Secretary of State of Nevada and the Secretary of State of Colorado. At the effective time of the Reincorporation, each outstanding share of the Company's common stock, $.10 par value (hereinafter jointly referred to as the "Colorado Stock") will automatically be converted into one fully paid and nonassessable share of Ridgefield Nevada common stock, $0.001 par value (hereinafter referred to as the "Ridgefield Nevada Stock"), each having the same rights as existed prior to the Merger. We do not intend to issue new stock certificates to shareholders of record upon the effective date of the Merger and each certificate representing issued and outstanding shares of our Colorado Stock immediately prior to the effective date of the Merger will evidence ownership of the shares of Ridgefield Nevada Stock after the effective date of the Merger. Thus, it will not be necessary for our shareholders to exchange their existing stock certificates for certificates of Ridgefield Nevada. However, after consummation of the Merger, any shareholder desiring a new form of stock certificate may submit the existing stock certificate to Ridgefield Nevada's transfer agent for cancellation, and obtain a new Nevada form of stock certificate for a nominal fee.

         You are not required to exchange your stock certificates for Ridgefield Nevada stock certificates, although you may do so if you wish.

         On or after the effective time of the Reincorporation, all of the outstanding certificates that, prior to that time, represented shares of Ridgefield Colorado will be deemed for all purposes to evidence ownership and to represent the same number of shares of common stock of Ridgefield Nevada into which such shares are converted in the Reincorporation (other than shares as to which the holder thereof has properly exercised dissenters' rights under Colorado law). The registered owner of any such outstanding stock certificate will, until such certificate will have been surrendered for transfer or conversion or otherwise accounted for to Ridgefield Nevada, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend or other distributions upon, the shares of common stock of Ridgefield Nevada evidenced by such outstanding certificate. After the effective time of the Reincorporation, whenever certificates which formerly represented shares of Ridgefield Colorado are presented for transfer or conversion, Ridgefield Nevada will cause to be issued in respect thereof a certificate or certificates representing the appropriate number of shares of common stock of Ridgefield Nevada.

         Shareholders need not exchange their existing stock certificates for stock certificates of the surviving corporation. However, any shareholders desiring new stock certificates representing common stock of the surviving corporation may submit their existing stock certificates to Atlas Stock Transfer Corporation, 5899 South Street, Salt Lake City, Utah 84107, our transfer agent, and obtain new certificates. There will be a charge of approximately $25.00 payable by any shareholder desiring a new share certificate.


         Business of the Company

         Ridgefield Nevada will assume all assets and liabilities of Ridgefield Colorado, including obligations under our outstanding indebtedness and contracts. Upon consummation of the change of domicile, the historical financial statements of Ridgefield Colorado will become the historical financial statements of Ridgefield Nevada. Total shareholders' equity will not be materially changed as a result of the Merger and resulting change in domicile.

         We are currently governed by the Colorado Business Corporation Act of the State of Colorado and our current Articles of Incorporation and bylaws. Once the Reincorporation is effectuated, we will be governed by the Nevada Revised Statutes and by Ridgefield Nevada's Articles of Incorporation and bylaws, which will result in certain changes in the rights of our shareholders as discussed below.

         Treatment of Stock Options and Warrants

         Each option and warrant to purchase shares of common stock or preferred stock of Ridgefield Colorado outstanding immediately prior to the effective time of the Reincorporation will, by virtue of the Reincorporation and without any action on the part of the holder thereof, be converted into and become an option or warrant to purchase, upon the same terms and conditions, the same number of shares of Ridgefield Nevada common stock. The exercise price per share of each of the options and warrants will be equal to the exercise price per share immediately prior to the effective time of the Reincorporation.


         Directors and Officers

         The directors and officers of Ridgefield Colorado will be the directors and officers of Ridgefield Nevada after the Reincorporation.


         Market for Ridgefield Nevada Common Stock

         Shortly after the effective time of the Merger, Ridgefield Nevada Stock will be listed for trading on the OTC Bulletin Board and the common stock of Ridgefield Colorado will cease to be listed on the OTC Bulletin Board.


         Effect of Not Obtaining the Required Vote for Approval

         If the Reincorporation proposal fails to obtain the requisite vote for approval, the Reincorporation and Merger will not be consummated and the Company will continue to be incorporated in Colorado.

         Significant Differences between the Corporation Laws of Colorado and Nevada

         The rights and preferences of our shareholders are presently governed by the Colorado Business Corporation Act ("CBCA"). Upon the effectiveness of the Reincorporation of the Company under the laws of the State of Nevada, the rights and preferences of our shareholders will be governed by the Nevada Revised Statutes ("NRS"). The following discussion summarizes the primary differences considered by management to be significant and is qualified in its entirety by reference to the full text of the CBCA and the NRS.

         Although it is not practical to compare all of the differences between Colorado law and our current Articles of Incorporation and Bylaws and Nevada law and the Articles of Incorporation and Bylaws of the surviving corporation, the following is a summary of differences that we believe may significantly affect the rights of our shareholders. This summary is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the CBCA and the NRS and the forms of the Articles of Incorporation and bylaws of the surviving corporation. In addition to the changes described below, certain changes have been made to Ridgefield Nevada's Articles of Incorporation and Ridgefield Nevada's bylaws in comparison to Ridgefield Colorado's Articles of Incorporation and Ridgefield Colorado's bylaws to reflect differences between the CBCA and NRS. The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the CBCA, the NRS, Ridgefield Colorado's Articles of Incorporation, Ridgefield Colorado's bylaws, Ridgefield Nevada's Articles of Incorporation and Ridgefield Nevada's bylaws.


         Articles of Incorporation and Bylaws to be in Effect After the Reincorporation

         Following the Reincorporation, we will be subject to the Articles of Incorporation and bylaws of Ridgefield Nevada. A copy of the Articles of Incorporation and bylaws of Ridgefield Nevada are attached to this information statement as Appendix C and Appendix D, respectively. Ridgefield Nevada's Articles of Incorporation and bylaws are both substantially changed from the current Articles of Incorporation and bylaws of Ridgefield Colorado.

         Approval of the Reincorporation by our shareholders will automatically result in the adoption of the Articles of Incorporation and bylaws of Ridgefield Nevada.

         Change in Company Name

         The Reincorporation will not change the Company's name except to the extent of the referenced state of incorporation. The new name will reference Nevada as the state of domicile instead of Colorado. The Company's Board of Directors does not feel that the name change will have any negative impact upon the Company.


         Change in Authorized Capital

         At present, the Company's Articles of Incorporation, as amended, authorize the issuance of 5,000,000 shares of common stock, $.10 par value per share and 1,000,000 shares of preferred stock, $.10 par value per share.

         The Articles of Incorporation of Ridgefield Nevada authorizes the issuance of 30,000,000 shares of common stock, $.001 par value per share and 5,000,000 shares of preferred stock, $.01 par value per share. No shares of preferred stock have been designated.

         Like Ridgefield Colorado's Articles of Incorporation, the Articles of Incorporation of Ridgefield Nevada provides that the preferred stock may be issued in one or more series, that Ridgefield Nevada's Board of Directors is authorized to fix the number of shares of any series of preferred stock to determine the designation of such series, and to determine the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of preferred stock.


         Description of Common Stock

         All outstanding shares of Ridgefield Colorado Class A common stock are fully paid and nonassessable. Each share of the outstanding Ridgefield Colorado common stock is entitled to participate equally in dividends as and when declared by the Board of Directors and is entitled to participate equally in any distribution of net assets made to the shareholders upon liquidation of the Company. There are no redemption, sinking fund, conversion or preemptive rights with respect to the Ridgefield Colorado common stock. The holders of the Company's common stock are entitled to one vote for each share held of record on all matters voted upon by shareholders and may not cumulate votes for the election of directors. The Company has not declared or paid any cash dividends on its common stock since its inception and does not intend to pay any dividends for the foreseeable future.

         Outstanding Shares of Stock

         As of April 28, 2006, 1,140,773 shares of the Company's common stock, $.10 par value per share were issued and outstanding.


         Dividends/Distributions

         Under both the NRS and the CBCA, a corporation may make distributions to shareholders (subject to any restrictions contained in the corporation 's articles of incorporation) as long as, after giving effect to the distribution, (a) the corporation will be able to pay its debts as they become due in the usual course of business, and (b) the corporation's total assets will not be less than the sum of its total liabilities plus (unless the articles of incorporation permits otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.


         Special Meetings of Shareholders

         Under Nevada and Colorado law, unless otherwise provided in the articles of incorporation or bylaws, special meetings of the shareholders may be called by the entire Board of Directors or by any two directors, or by the President. In addition, Colorado law permits the holders of not less than 10% of all votes entitled to be cast on any issue (unless a greater percentage, not to exceed 50%, is specified in the articles of incorporation) to call a special meeting. Our current bylaws provide that a special meeting may be called by the Board, the President, or the holders of not less than 10% of all votes entitled to be cast on any issue. After the Reincorporation, our bylaws will provide that a special meeting, except as prescribed by statute, may be called at any time by the Board, or a committee of the Board authorized to call such meetings.


         Action by Written Consent

         Under Nevada law, unless otherwise provided in a corporation's articles of incorporation, the shareholders may take action without a meeting if a consent in writing to such action is signed by the shareholders having a minimum number of votes that would be necessary to take such action at the meeting. No limitation of this right is included in the proposed Articles of Incorporation of Ridgefield Nevada.

         Under the CBCA, there is no provision to allow the Company's shareholders to take any action without a meeting, unless the same is done by unanimous consent.

         Quorum for Shareholder Meetings

         Under the NRS, unless otherwise provided in a corporation's articles of incorporation or its bylaws, a majority of shares entitled to vote on a matter constitutes a quorum at a meeting of shareholders.

         The CBCA is similar to the NRS, except that the quorum requirement may be provided in a corporation's articles of incorporation but not its bylaws. Our current articles of incorporation provide that the presence in person or by proxy of shareholders constituting a one-third of the stock of the corporation entitled to vote shall constitute a quorum at all meetings of the shareholders, except that for mergers and certain other actions a majority of our shares entitled to vote will constitute a quorum. The bylaws of Ridgefield Nevada provide that, except as provided by law, a majority of our outstanding shares will constitute a quorum.


         Shareholder Voting Requirements

         Under both the NRS and the CBCA, if a quorum is present, directors are generally elected if they receive more votes favoring their election than opposing it, unless a greater number of votes is required by the articles of incorporation or by-laws (in the case of a Nevada corporation) or the articles of incorporation (in the case of a Colorado corporation). With respect to matters other than the election of directors, unless a greater number of affirmative votes is required by the NRS or CBCA or a Colorado corporation's articles of incorporation (but not its bylaws), if a quorum is present a proposal generally is approved if the votes cast by shareholders favoring the action exceed the votes cast by shareholders opposing the action. Under the NRS, and unless otherwise provided by the NRS or a Nevada corporation's articles of incorporation or bylaws, a proposal is approved by the affirmative vote of a majority of the shares represented at a meeting and entitled to vote on the matter. As a result, abstentions under Nevada law have the effect of a vote against most proposals. Our current Bylaws provide that a proposal generally is approved if the votes cast by shareholders favoring the action exceed the votes cast by shareholders opposing the action.

         Under both the NRS and the CBCA, in the case of a merger, consolidation or a sale, lease or exchange of all or substantially all of the assets of a corporation, the affirmative vote of the holders of a majority of the issued and outstanding shares entitled to vote is generally required. Accordingly, under the NRS and the CBCA, abstentions have the same effect as votes against such a transaction.

         Proxies

         Under Nevada law, a proxy executed by a shareholder will remain valid for a period of six months from the date of its creation, unless the proxy provides for a longer period, which may not exceed 7 years. Under Colorado law, a proxy is generally effective only for a period of 11 months unless otherwise provided in the proxy.


         Board Recommendations Regarding Merger

         Both the NRS and the CBCA generally provide that the shareholders of a corporation must approve a merger. In order to obtain shareholder approval, the board of directors of both a Nevada and Colorado corporation must "recommend" the Plan of Merger (unless a conflict of interest exists).

         Both the NRS and the CBCA provide that the board of directors may condition its submission of the proposed merger on any basis.


         Merger with Subsidiary

         Under both the NRS and CBCA, a parent corporation may merge with its subsidiary, without shareholder approval, where the parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary and will be the surviving entity. However, where the subsidiary is to be the surviving entity, approval of the shareholders is required under both the NRS and CBCA.


         Consideration for Stock

         Under the NRS, shares may be issued for consideration consisting of any tangible or intangible property or benefit to the corporation, including but not limited to, cash, promissory notes, services performed or to be performed, contracts for services to be performed or other securities of the corporation. Under the CBCA, a corporation may issue its capital stock in return for tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed and other securities of the corporation, but not for services to be performed. However, a promissory note does not constitute consideration for shares unless the note is negotiable and is secured by collateral, other than the shares, having a fair market value at least equal to the principal amount of the note.

         Board Vacancies

         The NRS provides that, unless otherwise provided in a corporation's articles of incorporation or bylaws, a vacancy or newly created directorship on the board of directors may be filled by a majority of the remaining directors, even though less than a quorum. Under the CBCA, a vacancy on the board of directors may be filled by an affirmative vote of the remaining directors or by the shareholders, unless the articles of incorporation provides otherwise.

         Ridgefield Nevada's bylaws provide that a vacancy on a board of directors may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director.


         Removal of Directors

         The NRS provides that, except with respect to corporations with classified boards or cumulative voting, a director may be removed by the holders of two-thirds of the shares entitled to vote at an election of directors, unless the articles of incorporation provide for a greater percentage to approve the action. In the event the corporation provides in its articles of incorporation for the election of directors by cumulative voting, any director or directors who constitute fewer than all of the incumbent directors may not be removed from office at any one time, except by the vote of shareholders owning sufficient shares to prevent each director's election to office at the time of removal. The Articles of Incorporation of Ridgefield Nevada will not contain a provision for cumulative voting.

         The CBCA provides that, except with respect to corporations with directors elected by a voting group of shareholders or by cumulative voting, shareholders may remove one or more directors with or without cause unless the corporation's articles of incorporation provides that directors may be removed only for cause. None of our directors are elected by a voting group and there is no cumulative voting.

         Ridgefield Nevada's bylaws provide that a director may be removed by the shareholders with or without cause, by the vote of a majority of the shareholders entitled to vote.


         Committees of the Board of Directors

         The NRS and the CBCA both provide that the board of directors of a corporation may delegate many of its duties to one or more committees elected by a majority of the board. A Nevada corporation may delegate to a committee of the board of directors all the powers and authority of the board of directors in the management of the business and affairs of the corporation but no such committee may approve or adopt or recommend to the shareholders any action or matter for which the NRS requires shareholder approval or adopt, amend or repeal any bylaw of the corporation.

         The CBCA places more limitations on the types of activities that can be delegated to committees of the board. Under Colorado law, a committee of the board of directors may not authorize distributions, approve or propose to shareholders actions or proposals required to be approved by the shareholders, fill a vacancy on the board, adopt, amend or repeal the bylaws, approve a plan of merger not requiring shareholder approval, authorize the issuance of stock, or authorize the reacquisition of the corporation's own stock.


         Dissenters' Rights

         Under the NRS, dissenters' rights are afforded to shareholders who follow prescribed statutory procedures in connection with a merger or consolidation (subject to restrictions similar to those provided by the CBCA, as described below), sale of the corporations' assets, or any other action requiring shareholder approval. Under the NRS, there are no appraisal rights in connection with a dissenting shareholder. Rather, the matter is submitted to a court proceeding to establish the fair market value. Unless provided for in the articles of incorporation, dissenters' rights do not apply to a shareholder of a Nevada corporation if the shareholder's shares were (a) listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc., or (b) held of record by more than 2,000 shareholders.

         Under the CBCA, dissenting shareholders who follow prescribed statutory procedures are, in certain circumstances, entitled to judicial appraisal rights in the case of (a) a merger or consolidation, (b) a sale or exchange of all or substantially all the assets of a corporation, (c) consummation of a sale, lease, exchange or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholder is entitled to vote upon the consent of the corporation to the disposition. Such rights are not provided when (a) such shareholders are shareholders of a corporation surviving a merger or consolidation where no vote of the shareholders is required for the merger or consolidation, or (b) shares of the corporation are listed on a national securities exchange, designated as a national market security by the Nasdaq Stock Market or held of record by more the 2,000 shareholders.

         Shareholder Inspection of Books and Records

         The NRS permits any shareholder holding not less than 15% of all of the issued and outstanding shares of stock of such corporation, or has been authorized in writing by the holders of at least 15% of all of the issued and outstanding shares of stock of such corporation, upon at least 5 days written demand, the right, during normal business hours, to inspect and copy the corporation 's books of account and all financial records of the corporation, and to conduct an audit of such records. This right cannot be limited in the articles of incorporation. Costs of the same are borne by the demanding party. The aforesaid provision does not apply to any corporation that furnishes to its shareholders a detailed, annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

         Under the CBCA, a shareholder is entitled to inspect and copy, during regular business hours at the corporation's principal office, the articles of incorporation, bylaws, certain board and shareholders resolutions, all written communications to shareholders within the prior three years, a list of the names and business addresses of the corporation's directors and officers, the corporation's most recent annual report and all financial statements prepared for the periods ended during the last three years that a shareholder could have requested the same, only if the shareholder gives at least five business days' prior written notice to the corporation.


         Treasury Stock

         A Nevada corporation may reacquire its own issued and outstanding capital stock, and such capital stock is deemed treasury stock that is issued but not outstanding. A Colorado corporation may also reacquire its own issued and outstanding capital stock. Under the CBCA, however, all capital stock reacquired by a Colorado corporation is automatically returned to the status of authorized but not issued or outstanding, and is not deemed treasury stock which is issued but not outstanding, unless a provision in the articles of incorporation so provide.

         Action by Shareholders Without a Special Meeting

         Colorado law permits action required or permitted to be taken at a shareholder's Special Meeting to be taken if the written consent is signed by all of the holders of shares entitled to vote thereon at an actual Special Meeting of the shareholders. Nevada law permits action required or permitted to be taken at a shareholder's Special Meeting to be taken without a Special Meeting, without prior notice, and without a vote if the action is taken by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a Special Meeting at which all voting groups and shares entitled to vote thereon were present and voted.

         Both Nevada and Colorado law also provide that a corporation's articles of incorporation may restrict or prohibit shareholders' action without a Special Meeting. Ridgefield Nevada's Articles of Incorporation do not contain any such restriction.


         Action by Directors Without a Special Meeting

         Nevada and Colorado law each permit directors to take unanimous written action without a Special Meeting in an action otherwise required or permitted to be taken at a board Special Meeting.


         Conflicts of Interest

         Under both Colorado law and Nevada law, a contract or transaction between a corporation and one or more of its directors, or an entity in or of which one or more of the corporation's directors are directors, officers, or legal representatives or have a material financial interest, is not void or voidable solely by reason of the same, provided that the contract or transaction is fair and reasonable at the time it is authorized, is ratified by the corporation's shareholders after disclosure of the relationship or interest, or is authorized in good faith by a majority of the disinterested members of the board of directors after disclosure of the relationship or interest.

         Both Colorado and Nevada law permit common or interested directors to be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes, approves, or ratifies the conflicting interest transaction.

         Liability of Directors

         Except in certain circumstances, the NRS provides that a director is not individually liable to the corporation or its shareholders or creditors for any damages as a result of any act of failure to act in his capacity as a director unless it is proven that (a) his acts or failure to act constituted a breach of fiduciary duty, and (b) his breach of those duties involve intentional misconduct, fraud or a knowing violation of law, unless the articles of incorporation provide otherwise.

         Under the CBCA, if so provided in the articles of incorporation, a director is not personally liable for monetary damages to the corporation or any other person except that liability is not eliminated or limited for any breach of the director's duty of loyalty to the corporation or its shareholders, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, unlawful distributions, or any act which the director, directly or indirectly, derived an improper personal benefit. Our current Articles of Incorporation, as amended, includes a provision eliminating director liability for monetary damages for breaches of a fiduciary duty to the maximum extent permitted by the CBCA and the proposed Articles of Incorporation will also include a provision eliminating director liability for monetary damages for breaches of a fiduciary duty to the maximum extent permitted by the NRS.


         Indemnification

         Under both the CBCA and the NRS, a corporation may generally indemnify its officers, directors, employees and agents against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement of any proceedings (other than derivative actions), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in derivative actions, except that indemnification may be made only for
         (a) expenses (including attorneys' fees) and certain amounts paid in settlement, and (b) in the event the person seeking indemnification has been adjudicated liable, amounts deemed proper, fair and reasonable by the appropriate court upon application thereto. The CBCA and the NRS each provide that to the extent that such persons have been successful in defense of any proceeding, they must be indemnified by the corporation against expenses actually and reasonably incurred in connection therewith.

         The Articles of Incorporation of the Ridgefield Nevada provides that directors, officers, employees and agents will be indemnified to the fullest extent permitted by the NRS.

         Classified Board of Directors

         Both Nevada and Colorado corporate laws permit a corporation's articles of incorporation to provide for a classified board of directors. Neither Ridgefield Colorado's Articles of Incorporation nor the Articles of Incorporation of Ridgefield Nevada provides for a classified board of directors.


         Amendment to Articles of Incorporation

         The NRS and the CBCA generally provide that an amendment to the articles of incorporation must be approved by the board of directors and by the shareholders of a corporation. The NRS provides that a vote to amend the corporation's articles of incorporation requires the approval of a majority of the outstanding stock entitled to vote. Therefore, under the NRS, an abstention or a non-vote effectively counts as a vote against an amendment to the articles of incorporation.

         Under the CBCA, an amendment to a Colorado corporation's articles of incorporation generally requires that the votes cast in favor of the amendment exceed the votes cast against the amendment unless the CBCA, the corporation's articles of incorporation or the corporation's board of directors requires a greater vote.


         Amendments to Bylaws

         The NRS provides that the shareholders and, if provided in the articles of incorporation, the board of directors, are entitled to amend the bylaws. The CBCA provides that the shareholders, as well as the directors, may amend the bylaws, unless such power is reserved to the shareholders by the articles of incorporation or by specified action of the shareholders.

         While the Company's current Articles of Incorporation and bylaws do not reserve such power to the shareholders, Ridgefield Nevada's bylaws provide that board of directors is expressly authorized to amend or repeal the bylaws..


         Possible Disadvantage of a Change in Domicile

         Despite the belief of the Board of Directors that the proposed Reincorporation is in the best interests of both our Company and our shareholders, it should be noted that many of the provisions of Nevada law have not yet received extensive scrutiny and interpretation. However, the Board of Directors believe that Nevada law will provide the Company with the comprehensive flexible structure which it needs to operate effectively.

         Federal Income Tax Consequences of the Merger

         The Reincorporation is intended to be tax free under the Internal Revenue Code. Accordingly, you will recognize no gain or loss for federal income tax purposes as a result of the completion of the reincorporation. You will have a tax basis in your shares of capital stock of Ridgefield Nevada equal to your tax basis in your shares of capital stock of Ridgefield Colorado. Provided that you have held your shares of capital stock of Ridgefield Colorado as a capital asset, your holding period for the shares of capital stock of Ridgefield Nevada will include the holding period of your shares of capital stock of Ridgefield Colorado. Neither we nor Ridgefield Nevada will recognize any gain or loss for federal income tax purposes as a result of the Reincorporation, and Ridgefield Nevada will succeed, without adjustment, to our tax attributes.

         The foregoing is only a summary of the federal income tax consequences and is not tax advice.

         This Proxy Statement does not contain any information regarding the tax consequences, if any, under applicable state, local or foreign laws, and each shareholder is advised to consult his or her personal attorney or tax advisor as to the federal, state, local or foreign tax consequences of the proposed Reincorporation in view of the shareholder's individual circumstances.

         You should consult your own tax advisers as to the particular tax consequences to you of the reincorporation under state, local or foreign tax laws.


         Dissent Rights of Our Shareholders

         Under the Colorado Business Corporation Act ("CBCA"), you are or may be entitled to dissent from the Reincorporation proposal and obtain "fair value" plus interest from the effective date of the Reincorporation until payment, for your shares by asserting your dissenters' rights. It is the present intention of the Company to abandon the Merger in the event shareholders exercise dissenters' rights and the Company becomes obligated to make a substantial payment to the dissenting shareholders.

         For purposes of dissenters' rights, "fair value" means the value of the shares immediately before the effective date of the Reincorporation, excluding any appreciation or depreciation in anticipation of the Reincorporation (unless exclusion would be inequitable).

         The following is a summary of your dissenters' rights under the CBCA. Because it is a summary, it does not include all of the information that you will need to exercise properly your dissenters' rights. You should read the dissenters' rights provisions in the CBCA, the full text of which is attached to this proxy statement as Appendix E, carefully and in its entirety because it, and not this summary description, defines your rights to dissent.

         If you choose either to assert your dissenters' rights or preserve your right to dissent, you should carefully review the requirements under Sections 7-113-101 through 7-113-302 of the CBCA (Dissenters' Rights Statutes) and consult with an attorney.

         If your shares are held of record in the name of another person, such as a bank, broker, or other nominee, you must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner in order to perfect whatever dissenters' rights you may have.


         A Dissenting Shareholder Must Perfect Dissenters' Rights

         If you elect to exercise your dissenters' rights, to "perfect" them, you must do all of the following: (1) provide the Company with written notice of your election to dissent on or before the approval of the Reincorporation, stating your name and address, the number, classes, and series of shares as to which you are dissenting, and a demand for payment of the fair value of your shares; (2) deposit your certificate or certificates with us simultaneously with the filing of your election to dissent; and (3) assert your dissenters' rights as to all or part of your shares (except where certain shares are beneficially owned by another person but registered under your name so long as you dissent with respect to all shares beneficially owned by any one person).

         The written notice must reasonably inform us of your identity and your intention to exercise your dissenters' rights. All written notices should be executed by, or sent with the written consent of, the holder of record, and addressed to: Ridgefield Acquisition Corp., 100 Mill Plain Road, Danbury, Connecticut 06811 [Attn: Steven N. Bronson]] and filed before June 16, 2006.

         If you vote in favor of or provide written consent to the Reincorporation that vote or consent will constitute a waiver of your dissenters' rights and will override any previously filed written notice of intent to demand payment.

         If you fail to comply with these conditions and all other conditions imposed by the CBCA, you will have no dissenters' rights with respect to your shares.

         We Must Send Dissenting Shareholders Payment of Fair Value and Other Information

         If you properly file your notice to elect to dissent, then, within ten
         (10) days after the Reincorporation, we must pay to you an amount that we estimate to be the fair value of your shares plus accrued interest from the effective date of the Reincorporation until payment. If the Merger is not completed by August 15, 2006, we shall return your deposited certificates and send a new dissenters' notice. The payment must be accompanied by the following:

         1. our balance sheet as of the end of our most recent fiscal year ending not more than 16 months prior to the making of such payment;
         2. our income statement for the 12-month period ended on the date of the balance sheet;
         3.       a statement of our estimate of the fair value of the shares;
         4.       an explanation of how the interest was calculated;
         5.       a statement of the dissenter's right to demand payment under
                  Section 7-112-209 of the Colorado Business Corporation Act;
                  and
         6.       a copy of the Dissenter's Right Statutes.


         A Court Will Settle Fair Value Disputes

         You may give notice to us in writing of your estimate of the fair value of your shares and of the amount of interest due and may demand payment of such estimate, less any payment that we have already made, if (a) you believe that the amount that we have already paid you or offered to you is less than the fair value of the shares or that the interest due was incorrectly calculated, (b) we fail to make payment within sixty
         (60) days after June 16, 2006, or (c) we do not return your certificates that you deposited because the reincorporation was not completed by August 15, 2006.

         If this demand for payment remains unresolved, we may, within sixty
         (60) days after receiving this payment demand, commence a proceeding and petition the district court in the county in which our registered agent is located to determine the fair value of the shares and accrued interest. If we do not commence the proceeding within the sixty (60) day period, we must pay to you the amount of your payment demand. All dissenting shareholders whose demand remains unresolved shall be made parties to the proceeding as an action against their shares. All shareholders who are proper parties to the action are entitled to judgment against the company for the amount of the fair value of the shares.

         The court may appoint one or more persons as appraisers to receive evidence and make a fair value recommendation to the court. The appraisers shall have such power and authority as is specified by the order of the court.

         Each dissenter made a party to this proceeding will be entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest from the effective date of the Reincorporation until payment, exceeds the amount paid by us. Upon payment of the judgment, you will no longer have any interest in the shares.

         The costs and expenses of this action shall be determined by the court and assessed against the Company. However, the court may, assess all or part of such costs and expenses against any or all of the dissenting shareholders if the court finds that the action of such shareholders in failing to accept our offer was arbitrary, vexatious, or not in good faith.

         If you are considering seeking appraisal of your shares, you should realize that the fair value of your shares, as determined under the CBCA, could be more than, the same as, or less than the amount of value of the shares of the Ridgefield Nevada shares you will be deemed to have received as a result of the Reincorporation of our company in Nevada.

         If you fail to comply fully with the statutory procedure summarized above, you will forfeit your right to dissent.



                                 RECOMMENDATION

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE REINCORPORATION.

                                PROPOSAL NUMBER 2

                              ELECTION OF DIRECTORS

         Directors of the Company are elected annually at the Annual Meeting of Shareholders. Their respective terms of office continue until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified in accordance with the Company's bylaws. There are no family relationships among any of the directors or executive officers of the Company.

         The Company's Articles of Incorporation provides that no director shall be liable to the corporation or any of its shareholders for monetary damages, for breach of fiduciary duty as a director, except with respect to (1) a breach of the director's duty of loyalty to the corporation or its shareholders, (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) liability under Section 7-108-403 of the CBCA or (4) a transaction from which the director derived an improper personal benefit. The Company has agreed to indemnify to the fullest extent permitted by the CBCA, as amended from time to time.

         Unless otherwise specified, each proxy received will be voted for the election of the three (3) nominees for director named below to serve until the next Annual Meeting of Shareholders and until their successors shall have been duly elected and qualified. Each of the nominees has consented to be named a nominee in the Proxy Statement and to serve as a director if elected. Should any nominee become unable or unwilling to accept a nomination or election, the persons named in the enclosed proxy will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with the bylaws of the Company.

         The following persons have been nominated as directors:

         Steven N. Bronson has served as a director of the Company since March 25, 2000. Mr. Bronson has also served as the sole officer of the Company since March 25, 2000. Mr. Bronson is also the President of Catalyst Financial LLC, a privately held full service securities brokerage and investment banking firm. Mr. Bronson has held that position since September 24, 1998. During the period of 1991 through September 23, 1998, Mr. Bronson was President of Barber & Bronson Incorporated, a full service securities brokerage and investment banking firm. In addition, Mr. Bronson is an officer and director of 4net Software, Inc., a publicly traded corporation.

         Leonard Hagan has served as a director of the Company since March 25, 2000. Mr. Hagan is a certified public accountant and for the past fifteen years has been a partner at Hagan & Burns CPA's, PC in New York. Mr. Hagan received a Bachelors of Arts degree in Economics from Ithaca College in 1974, and earned his Masters of Business Administration degree from Cornell University in 1976. Mr. Hagan is registered as the Financial and Operations Principal for the following broker-dealers registered with the Securities and Exchange Commission:
         Adelphia Capital LLC, Mallory Capital Group, LLC, Avalon Partners, Inc., K & Z Patners LLC and Fieldstone Services Corp. and Danske Securities (US), Inc. Mr. Hagan is also a director of 4net Software, Inc., a publicly traded corporation.

         Dr. Kenneth Schwartz has served as a director of the Company since March 25, 2000. Dr. Schwartz has been self-employed as a dentist in New York, New York. Dr. Schwartz received his Bachelor of Sciences from Brooklyn College in 1977 and earned his D.D.S. from New York University College of Dentistry in 1982.


         No director, executive officer, promoter or control person of the Company has, within the last five years: (i) had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations or similar misdemeanors); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (iv) been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission (the "Commission") or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated. There are no family relationships among any directors and executive officers of the Company.


                                 RECOMMENDATION

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE ABOVE-NAMED DIRECTOR NOMINEES.

                                PROPOSAL NUMBER 3

                          RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected Carlin, Charron & Rosen LLP as the independent public accountants to audit the financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2006. Carlin, Charron & Rosen LLP has served as the Company's independent public accountants since the fiscal year ended December 31, 2004 and audited the financial statements of the Company for the years ended December 31, 2005 and December 31, 2004. While ratification of the selection of accountants by the shareholders is not required and is not binding upon the Board of Directors or the Company, in the event of a negative vote on such ratification, the Board of Directors might choose to reconsider its selection.


         Independence

         Carlin, Charron & Rosen LLP has advised us that it has no direct or indirect financial interest in the Company or any of its subsidiaries, and that it has had, during the last three years, no connection with the Company or any of its subsidiaries other than as independent auditors, or in connection with certain other activities as described below.


          Financial Statements and Reports

         The financial statements of the Company for the year ended December 31, 2005, and report of the independent auditors will be presented at the Special Meeting. We do not expect that Carlin, Charron & Rosen LLP will have a representative present at the Special Meeting to respond to questions from our shareholders.


         Services

         During fiscal years 2005 and 2004, Carlin, Charron & Rosen LLP provided services consisting of the audit of the annual consolidated financial statements of the Company, review of the quarterly financial statements, stand-alone audits of subsidiaries, accounting consultations and consents and other services related to SEC filings and registration statements filed by the Company and its subsidiaries, and other pertinent matters. Carlin, Charron & Rosen LLP also provided other services to the Company in fiscal years 2005 and 2004, consisting primarily of tax consultation and related services. Carlin, Charron & Rosen LLP did not perform any financial information systems design and implementation services for the Company for the fiscal years 2005 and 2004.

         The Board of Directors has considered whether the provision of non-audit services is compatible with maintaining Carlin, Charron & Rosen LLP's independence. Prior to the performance of any services, the Audit Committee approves all audit and non-audit related services to be provided by the Company's independent auditor and the fees to be paid therefore. Although the Sarbanes-Oxley Act of 2002 permits the Board of Directors to pre-approve some types or categories of services to be provided by the auditors, it is the current practice of the Board of Directors to specifically approve all services provided by the auditors in advance, rather than to pre-approve, generally, any type of service.

         The following table summarizes the fees paid to Carlin, Charron & Rosen LLP during fiscal years 2005 and 2004.

         Audit Fees.

         The aggregate fees billed to the Company for professional services rendered by principal Carlin, Charron & Rosen LLP for the audit of our annual financial statements and review of our quarterly financial statements was $9,100 and $8,250 for fiscal years 2005 and 2004, respectively.

         Audit-Related Fees.

         None.

         Tax Fees.

                  The aggregate fees billed to the Company for professional services rendered by Carlin, Charron & Rosen LLP for tax related services is $900 for fiscal years 2005 and 2004.

         All Other Fees.

         None.

         The Board of Directors approved the engagement of Carlin, Charron & Rosen, LLP as the Company's independent auditors for the fiscal year ended December 31, 2006 and to prepare the Company's tax returns for fiscal year 2005.


                                 RECOMMENDATION

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION AND APPROVAL OF THE APPOINTMENT OF CARLIN, CHARRON & ROSEN LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the Special Meeting other than as set forth in the Notice of Special Meeting and this Proxy Statement. If any other matters properly come before the Special Meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the proxy.



                          ANNUAL REPORT ON FORM 10-KSB

         A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005, including the financial statements as filed with the United States Securities and Exchange Commission, accompany this Proxy Statement. Any shareholder who has not received a copy of Annual Report on Form 10-KSB for the year ended December 31, 2005 and wishes to do so should direct a written request to the Company's Corporate Secretary by mail at 100 Mill Plain Road, Danbury, Connecticut 06811.

         Dated: May 11, 2006

                                            By Order of the Board of Directors
                                           Of Ridgefield Acquisition Corp.


                                           By: /s/ Steven N. Bronson
                                               -------------------------------
                                               Steven N. Bronson, Chairman

                                   Appendix A

                               Copy of Proxy Card

                                 REVOCABLE PROXY

                          RIDGEFIELD ACQUISITION CORP.
                         SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 16, 2006

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints Steven N. Bronson individually as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all of the shares of Common Stock of Ridgefield Acquisition Corp. (the "Company") held of record by the undersigned on April 28, 2006, at the Special Meeting of Stockholders to be held on June 16, 2006 or at any adjournment or postponement thereof with respect to the matters set forth below and described in the Notice of Special Meeting of Stockholders and Proxy Statement, dated May ___, 2006, receipt of which is acknowledged.

PROPOSAL 1        To approve and adopt a Plan of Merger to merge the Company with and into Ridgefield Acquisition Corp. a newly formed
                  Nevada corporation which is a wholly owned subsidiary of the Company, in order to effectuate a reincorporation of the Company as a Nevada corporation, and, among other things, increase our authorized capital, change our articles of incorporation, and change our bylaws;

                  The Board of Directors recommends a vote FOR PROPOSAL 1.

                                                    FOR    AGAINST    ABSTAIN
                                                    [ ]      [ ]        [ ]

PROPOSAL 2        To re-elect Steven N. Bronson, Leonard Hagan, and Kenneth
                  Schwartz to serve as directors of the Company until the next
                  Annual Meeting of Stockholders and/or until their successors are duly elected and qualified:

                  For each proposed director indicate your vote:

                                                    FOR    AGAINST    ABSTAIN
                  Steven N. Bronson                 [ ]      [ ]        [ ]


                                                    FOR    AGAINST    ABSTAIN
                  Leonard Hagan                     [ ]      [ ]        [ ]

                                                    FOR    AGAINST    ABSTAIN
                  Kenneth Schwartz                  [ ]      [ ]        [ ]

PROPOSAL 3        To ratify and approve the Board of Directors' appointment of
                  Carlin, Charron & Rosen LLP as our independent auditors.

                  The Board of Directors recommends a vote FOR PROPOSAL 3.

                                                    FOR    AGAINST    ABSTAIN
                                                    [ ]      [ ]        [ ]

                         (PLEASE COMPLETE REVERSE SIDE)

         In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE, BUT IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" FOR EACH OF THE ABOVE PROPOSALS.


                           Number of Shares Held: ______________



Dated: ___________  ___, 2006                 _________________________________
                                              Signature:
                                              Print Name:



Dated: ___________  ___, 2006                 _________________________________
                                              Signature:
                                              Print Name:


                 SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY
                    USING THE ENCLOSED POSTAGE PAID ENVELOPE


                Votes MUST be indicated [X] in Black or Blue ink.



NOTE: Please date and sign this proxy exactly as your name appears on your stock certificate(s)(which should be the same as the name on the address label on the envelope in which this proxy was sent to you), including designation as executor, trustee, etc., if applicable. A corporation must sign its name by the president or other authorized officer. All co-owners must sign.

                                   Appendix B


                                 PLAN OF MERGER
                                 --------------

         This PLAN OF MERGER made as of the 11th day of May, 2006 is by and between Ridgefield Acquisition Corp., a business corporation incorporated under the laws of the State of Colorado ("Ridgefield (CO)") with its principal place of business at 100 Mill Plain Road, Danbury, Connecticut, and by its Board of Directors on said date, and adopted on May 9, 2006 by Ridgefield Acquisition Corp., a business corporation incorporated under the laws of the State of Nevada ("Ridgefield (NV)"), with its principal place of business at 100 Mill Plain Road, Danbury, Connecticut, and by its Board of Directors on said date.

                                    RECITALS

         A. Ridgefield (CO) is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and has an authorized capital of 6,000,000 shares, consisting of 5,000,000 shares of common stock, $.10 par value per share and 1,000,000 shares of preferred stock, $.10 par value per share. As of April 28, 2006, a total of 1,140,773 shares of Ridgefield (CO) common stock were issued and outstanding, and there was one outstanding option for 150,000 shares for the purchase of Ridgefield (CO) common stock, no warrants for the purchase of Ridgefield (CO) common stock and no outstanding shares of preferred stock.

         B. Ridgefield (NV) is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is authorized to issue of 35,000,000 shares of capital stock, consisting of 30,000,000 shares of common stock, $.001 par value per share and 5,000,000 shares of preferred stock, $.01 par value per share. As of May 11, 2006, a total of 100 shares of Ridgefield (NV) common stock were issued and outstanding, and there were no outstanding options or warrants for the purchase of Ridgefield (CO) common stock and no outstanding shares of preferred stock. All of the issued and outstanding shares of Ridgefield (NV) common stock that were issued and outstanding was owned by Ridgefield (CO).

         C. The Boards of Directors of Ridgefield (CO) has determined that, for the purpose of effectuating the reincorporation of Ridgefield (CO) in the State of Nevada, it is advisable and in the best interests of Ridgefield (CO) that Ridgefield (CO) merge with and into Ridgefield (NV) upon the terms and conditions herein provided.

         D. The directors of the Ridgefield (CO) and Ridgefield (NV) deem it advisable and to the advantage of such corporations that Ridgefield (CO) merge with and into Ridgefield (NV) upon the terms and conditions herein provided.

         E. The parties intend that the merger contemplated hereby shall be a tax free reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.

         NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Ridgefield (CO) and Ridgefield (NV) hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

         1. The participating corporations, Ridgefield (CO) and Ridgefield (NV), shall pursuant to the provisions of the Colorado Business Corporation Act of the State of Colorado ("CBCA"), and the provisions of the Nevada Revised Statutes of the State of Nevada ("NRS"), be merged (the "Merger")with and into a single corporation, to wit, Ridgefield (NV), which shall be the surviving corporation upon the effective date (Ridgefield (NV) is sometimes referred herein as the "Surviving Corporation"), and which shall continue to exist as the Surviving Corporation under its present name pursuant to the provisions of the NRS. The separate existence of Ridgefield (CO), which is sometimes hereinafter referred to as the "Terminating Corporation", shall cease upon the effective date of the Merger in accordance with the provisions of the CBCA.

         2. The Articles of Incorporation of Ridgefield (NV) at the effective time and date of the Merger shall be the Articles of Incorporation of the Surviving Corporation and said Articles of Incorporation shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the NRS. The Articles of Incorporation of the Surviving Corporation shall not be amended or changed in any manner as a result of the Merger.

         3. The by-laws of Ridgefield (NV) upon the effective date of the Merger will be the by-laws of the Surviving Corporation and will continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the NRS. The by-laws of the Surviving Corporation shall not be amended or changed in any manner as a result of the Merger.

         4. The directors and officers of Ridgefield (CO) in office upon the effective date of the Merger shall be the members of the Board of Directors and the officers of the Surviving Corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the Surviving Corporation.

         5. On the effective date of the Merger, by virtue of the Merger and without any further action on the part of the constituent corporations or their shareholders:

                  a. Each share of common stock of Ridgefield (CO) issued and outstanding immediately prior to the effective date of the Merger shall be changed and converted into one fully paid and nonassessable share of common stock of the Surviving Corporation.

                  b. Each share of common stock of Ridgefield (NV) issued and outstanding immediately prior to the effective date (100 shares of common stock held by Ridgefield (CO)) shall be cancelled, surrendered and returned to the status of authorized but unissued Ridgefield (NV) common stock.

                  c. Each outstanding option or warrant to purchase shares of Ridgefield (CO) common stock shall become an option or warrant to purchase, upon the same terms and conditions, the number of shares of the Surviving Corporation which is equal to the number of shares of Ridgefield (CO) common stock which the optionee would have received had such optionee exercised his or her option or right in full immediately prior to the effective date of the Merger (whether or not such option or right was then exercisable). The exercise price per share under each of such options or warrants shall be equal to the exercise price per share thereunder immediately prior to the effective date of the Merger.

         6. After the effective date of Merger, each holder of an outstanding certificate representing capital stock of Ridgefield (CO) may, at such shareholder's option, surrender the same for cancellation to the Secretary of Ridgefield (NV), or duly authorized transfer agent, as exchange agent, and each such holder shall be entitled to receive in exchange therefore a certificate or certificates representing the same number of shares of the Surviving Corporation capital stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of Ridgefield (CO) capital stock shall be deemed for all purposes to evidence ownership of and to represent the number of shares of the Surviving Corporation capital stock into which such shares of Ridgefield (CO) capital stock were converted in the Merger. Stockholders of the Ridgefield (CO) shall have the same rights to notices, distributions or voting with respect to the Surviving Corporation regardless of whether the certificates representing shares of the Ridgefield (CO) are tendered to the Surviving Corporation for exchange.

         7. The Plan of Merger herein made and adopted shall be submitted to the shareholders of the Terminating Corporation for its adoption or rejection in the manner prescribed by the provisions of the CBCA, and the merger of the Terminating Corporation with and into the Surviving Corporation shall be authorized in the manner prescribed by the provisions of the NRS.

         8. In the event that the Plan of Merger shall have been adopted by the shareholders of the Terminating Corporation entitled to vote and in the manner prescribed by the provisions of the CBCA, and the merger of the Terminating Corporation with and into the Surviving Corporation shall have been duly authorized in compliance with the provisions of the CBCA and NRS, the Terminating Corporation and the Surviving Corporation hereby stipulate that they will cause to be executed and filed or recorded any document or documents prescribed by the laws of the State of Colorado and of the State of Nevada and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the Merger.

         9. The Board of Directors and the proper officers of the Terminating Corporation and of the Surviving Corporation, respectively, are hereby authorized, empowered, and directed to do any and all acts, and things, and to make, execute, deliver, file and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

         10. The effective date of this Plan of Merger, and the time at which the Merger herein agreed shall become effective in the State of Colorado and the State of Nevada shall be on the date this Plan of Merger and/or the Articles of Merger meeting the requirements of the NRS, is filed with the Secretary of State of the State of Nevada.

         11. Notwithstanding the full approval and adoption of this Plan of Merger, the said Plan of Merger may be terminated at the discretion of the Board of Directors of the Terminating Corporation at any time prior to the filing thereof with the Secretary of State of the State of Nevada.

         12. Notwithstanding the approval and adoption of this Plan of Merger by the shareholders of Ridgefield (CO), the Plan of Merger may be amended at any time and from time to time prior to the filing thereof with the Secretary of State of the State of Colorado and at any time and from time to time prior to the filing of any requisite merger documents with the Secretary of State of the State of Nevada except that, without the approval of the stockholders of Ridgefield (CO) and the stockholders of Ridgefield (NV), no such amendment may
(a) change the rate of exchange for any shares of Ridgefield (CO) or the types or amounts of consideration that will be distributed to the holders of the shares of stock of Ridgefield (CO); (b) change any term of the Articles of Incorporation of the Surviving Corporation; or (c) adversely affect any of the rights of the stockholders of Ridgefield (CO) or Ridgefield (NV).


         IN WITNESS WHEREOF, the parties hereto have executed this Plan of Merger as of the day and year first above written.



                        Ridgefield Acquisition Corp. (CO)


                       By:_______________________________
                          Name: Steven N. Bronson
                          Title: President


                        Ridgefield Acquisition Corp. (NV)


                       By:_______________________________
                          Name: Steven N. Bronson
                          Title: President

                                   Appendix C




                            ARTICLES OF INCORPORATION

                                       OF

                          Ridgefield Acquisition Corp.




FIRST:            The name of the corporation is:

                  Ridgefield Acquisition Corp.


SECOND: This corporation is authorized to carry on any lawful business or enterprise.


THIRD: The amount of the total authorized capital stock of this corporation is 35,000,000 shares consisting of 30,000,000 common stock at $0.001 par value and 5,000,000 preferred stock at $0.01 par value.

                  Common Stock.
                  -------------
                  The holders of the Common Stock shall vote as a single class on all matters submitted to a vote of the stockholders, with each Share entitled to one vote. The holders of Common Stock are not entitled to cumulate votes in the election of any directors.

                  In the event that the shares of Common Stock shall be listed and quoted on an exchange or other trading system, the Board of Directors of the Corporation shall ensure, and shall have all powers necessary to ensure, that the membership of the Board of Directors and the voting rights of the Holders of Common Stock shall at all times be consistent with the applicable rules and regulations, if any, for the Common Stock to be eligible for listing and quotation on such exchange or other trading system.

                  Preferred Stock.
                  ----------------
                  General. Subject to the provisions of these Articles of Incorporation, the Board of Directors is authorized, subject to limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Nevada, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

                  (a) The number of shares constituting that series and the distinctive designation of that series;

                  (b) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

                  (c) Whether that series shall have voting rights, in addition to the voting rights provided by law, and if so, the terms of such voting rights;

                  (d) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

                  (e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

                  (f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund; and

                  (g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series.

FOURTH:         Liquidation Rights.
                -------------------
                Upon any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation, after payment shall have been made to holders of outstanding Preferred Stock, if any, of the full amount to which they are entitled pursuant to these Articles of Incorporation and any resolutions that may be adopted from time to time by the Corporation's Board of Directors, the holders of Common Stock shall be entitled, to the exclusion of the holders of Preferred Stock, if any, to share ratably in accordance with the number of Common Stock held by each such holder, in all remaining assets of the Corporation available for distribution among the holders of Common Stock, whether such assets are capital, surplus or earnings. For purposes of this Section, neither the consolidation or merger of the Corporation with or into any other corporation or corporations pursuant to which the stockholders of the Corporation receive capital stock and/or other securities (including debt securities) of the acquiring corporation (or of the direct or indirect parent corporation of the acquiring corporation), nor the sale, lease or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation as those terms are used in this Section "Fourth".


FIFTH: The members of the governing board of this corporation shall be styled directors. The initial board of directors shall consist of one member and the name and address is as follows:

                Steven N. Bronson
                100 Mill Plain Road
                Danbury, Connecticut 06811


SIXTH:          The name and address of the incorporator is as follows:

                Jamie K. Hastings c/o BlumbergExcwlsior Corporate Services, Inc. 62 White Street,
                New York, NY 10013


SEVENTH:        The period of existence of this corporation shall be perpetual.

EIGHTH: The name of the resident agent and the registered office address of the corporation is as follows:

                  XL Corporate Services, Inc.
                  88 South "E" Street
                  Post Office Box 366
                  Virginia City, Nevada 89440


NINTH:            Limitation on Director Liability.
                  ---------------------------------
                  No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Nevada General Corporation Law, or (d) for any transaction from which the director derived an improper personal benefit. If the Nevada General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitations on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Nevada General Corporation law. Any repeal or modification of this Section shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.


TENTH:            Indemnification.
                  ----------------
                  General. Each person who was or is made a party to or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in any other capacity while serving as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Nevada General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided herein, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that if the Nevada General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section or otherwise. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

                  Failure to Pay a Claim. If an indemnification claim is not paid in full by the Corporation within thirty (30) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Nevada General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Nevada General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

                  Not Exclusive. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

                  Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trusts or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Nevada General Corporation Law.

                  Definition of the Corporation. As used in this Section, references to "the Corporation" shall include, in addition to the resulting or surviving corporation, any constituent corporation absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees and agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, shall stand in the same position under the provisions of this Section with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

                  Severability. If this Section or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director, officer, employee and agent of the Corporation as to expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including a grand jury proceeding and an action by the Corporation, to the fullest extent permitted by any applicable portion of this Section that shall not have been invalidated or by any other applicable law.

ELEVENTH:         Bylaws.
                  -------
                  In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the bylaws of the Corporation.


TWELVETH:         Amendment.
                  ----------
                  The Corporation reserves the right to amend, alter change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.



                           I, Jamie K. Hastings, the undersigned, for the
                  purpose of forming a corporation under the laws of the State of Nevada, do make, file and record this certificate, and I have accordingly hereunto set my hand this 24th day of April, 2006.




                  /s/ Jamie K. Hastings
         By:
                  Incorporator




                           I hereby accept appointment as Resident Agent of
                  Ridgefield Acquisition Corp., and do hereby affix my signature of acceptance on this 24th day of April, 2006.



                  /s/ Michael D. Moel
         By:       Assistant Secretary



         For:     XL Corporate Services, Inc.
                  Its agent

                                   Appendix D

                                     BYLAWS
                                       OF
                          Ridgefield Acquisition Corp.


                                        I
                                     OFFICES
                                     -------

         SECTION 1.1 Registered Office. The registered office of Ridgefield Acquisition Corp. (the "Corporation") in the State of Nevada is at 88 South "E" Street, Virginia City, Nevada 89440. The name of the registered agent of the Corporation at that address is XL Corporate Services, Inc.

         SECTION 1.2 Principal Office. The principal office for the transaction of the business of the Corporation shall be at 100 Mill Plain Road, Danbury, Connecticut 06811. The Board of Directors (the "Board") is hereby granted full power and authority to change said principal office from one location to another.

         SECTION 1.3 Other Offices. The Corporation may also have an office or offices at such other place or places, either within or without the State of Nevada, as the Board may from time to time determine or as the business of the Corporation may require.


                                       II
                            MEETINGS OF STOCKHOLDERS
                            ------------------------

         SECTION 2.1 Annual Meetings. Annual meetings of the stockholders of the Corporation for the purpose of electing directors and for the transaction of such other proper business as may come before such meetings shall be held at such place, time and date as the Board shall determine by resolution.

         SECTION 2.2 Special Meetings. Special meetings of the stockholders for any purpose or purposes may be called by the Board or a committee of the Board which has been duly designated by the Board and whose powers and authority, as provided in a resolution of the Board or in these Bylaws, include the power to call such meetings. Unless otherwise prescribed by statute or by the Articles of Incorporation, special meetings may not be called by any other person or persons. No business may be transacted at any special meeting of stockholders other than such business as may be designated in the notice calling such meeting.

         SECTION 2.3 Place of Meetings. All meetings of the stockholders shall be held at such places, within or without the State of Nevada, as may from time to time be designated by the person or persons calling the respective meeting and specified in the respective notices or waivers of notice thereof.

         SECTION 2.4 Notices of Meetings. Except as otherwise required by law, notice of each meeting of the stockholders, whether annual or special, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting by delivering a typewritten or printed notice thereof to him personally, or by depositing such notice in the United States mail, in a postage prepaid envelope, directed to him at his post office address furnished by him to the Secretary of the Corporation for such purpose or, if he shall not have furnished to the Secretary the address for such purpose, then at his post office address last known to the Secretary, or by transmitting a notice thereof to him at such address by telegraph, cable or telecopier. Except as otherwise expressly required by law, no publication of any notice of a meeting of the stockholders shall be required. Every notice of a meeting of the stockholders shall state the place, date and hour of the meeting, and, in the case of a special meeting, shall also state the purpose or purposes for which the meeting is called. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall have waived such notice and such notice shall be deemed waived by any stockholder who shall attend such meeting in person or by proxy, except a stockholder who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Except as otherwise expressly required by law, notice of any adjourned meeting of the stockholders need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken.

         SECTION 2.5 Quorums. Except in the case of any meeting for the election of directors summarily ordered as provided by law, the holders of record of a majority in voting interest of the shares of stock of the Corporation entitled to be voted thereat, present in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of the stockholders of the Corporation or any adjournment thereof. In the absence of a quorum at any meeting or any adjournment thereof, a majority in voting interest of the stockholders pre sent in person or by proxy and entitled to vote thereat or, in the absence there from of all the stockholders, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting from time to time. At any such adjourned meeting at which a quorum is present any business may be transacted which might have been transacted at the meeting as originally called.

         SECTION 2.6 Voting.

         (a) Each stockholder shall, at each meeting of the stockholders, be entitled to vote in person or by proxy each share or fractional share of the stock of the Corporation having voting rights on the matter in question and which shall have been held by him and registered in his name on the books of the
Corporation:

                           (i) on the date fixed pursuant to Section 6.5 of
                  these Bylaws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting, or

                           (ii) if no such record date shall have been so fixed,
                  then (A) at the close of business on the day next preceding the day on which notice of the meeting shall be given or (B) if notice of the meeting shall be waived, at the close of business on the day next preceding the day on which the meeting shall be held.

         (b) Shares of stock of the Corporation belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors in such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes. Persons holding stock of the Corporation in a fiduciary capacity shall be entitled to vote such stock. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation he shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy may represent such stock and vote thereon. Stock having voting power standing of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or with respect to which two or more persons have the same fiduciary relationship, shall be voted in accordance with the provisions of the General Corporation Law of the State of Nevada.

         (c) Any such voting rights may be exercised by the stockholder entitled thereto in person or by his proxy appointed by an instrument in writing, subscribed by such stockholder or by his attorney thereunto authorized and delivered to the secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after three years from its date unless said proxy shall provide for a longer period. The attendance at any meeting of a stockholder who may theretofore have given a proxy shall not have the effect of revoking the same unless he shall in writing so notify the secretary of the meeting prior to the voting of the proxy. At any meeting of the stockholders all matters, except as otherwise provided in the Articles of Incorporation, in these Bylaws or by law, shall be decided by the vote of a majority of the shares present in person or by proxy and entitled to vote thereat and thereon. The vote at any meeting of the stockholders on any question need not be by ballot, unless so directed by the chairman of the meeting. On a vote by ballot each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and it shall state the number of shares voted.

         SECTION 2.7 List of Stockholders. The Secretary of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, at the offices of the Company or at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the duration thereof, and may be inspected by any stockholder who is present.

         SECTION 2.8 Inspector of Election. If at any meeting of the stockholders a vote by written ballot shall be taken on any question, the Board of Directors or the chairman of such meeting may appoint an Inspector of Election to act with respect to such vote. The Inspector of Election so appointed shall first subscribe an oath faithfully to execute the duties of an inspector of election at such meeting with strict impartiality and according to the best of his ability. Such Inspector of Election shall decide upon the qualification of the voters and shall report the number of shares represented at the meeting and entitled to vote on such question, shall conduct and accept the votes, and, when the voting is completed, shall ascertain and report the number of shares voted respectively for and against the question. Reports of the Inspector of Election shall be in writing and subscribed and delivered by them to the Secretary of the Corporation. The Inspector of Election need not be a stockholder of the Corporation, and any officer or director of the Corporation may be an Inspector of Election on any question other than a vote for or against a proposal in which he shall have a material interest.

         SECTION 2.9 Conduct of Meeting. The chairman of a meeting of the stockholders, as determined pursuant to Article IV of these Bylaws, shall conduct such meeting in a businesslike and fair manner, but shall not be obligated to follow any technical, formal or parliamentary rules or principles of procedure. The chairman's ruling on procedural matters shall be conclusive and binding on all stockholders, unless at the time of a ruling a request for a vote is made to the stockholders entitled to vote and represented in person or by proxy at the meeting, in which case the decision of a majority of such shares shall be conclusive and binding on all stockholders. Without limiting the generality of the foregoing, the chairman shall have all of the powers usually vested in the chairman of a meeting of stockholders.


                                       III
                               BOARD OF DIRECTORS
                               ------------------

         SECTION 3.1 General Powers. The property, business and affairs of the Corporation shall be managed by the Board.

         SECTION 3.2 Number and Term of Office. The authorized number of directors shall be no less than 1 and no more than 8, with the exact number to be determined from time to time by a resolution adopted by a majority of the Board or by the affirmative vote of the holders of not less than a majority of the total voting power of all outstanding shares of voting stock of the Corporation. The initial number of authorized directors shall be three (3). Each of the directors of the Corporation shall hold office until his successor shall have been duly elected and shall qualify or until he shall resign or shall have been removed in the manner hereinafter provided.

         SECTION 3.3 Election of Directors. The directors shall be elected by the stockholders of the Corporation, and at each election the persons receiving the greatest number of votes, up to the number of directors then to be elected, shall be the persons then elected. The election of directors is subject to any provisions contained in the Articles of Incorporation relating thereto, including any provisions for cumulative voting.

         SECTION 3.4 Resignations. Any director of the Corporation may resign at any time by giving written notice to the Board or to the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time is not specified, it shall take effect immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         SECTION 3.5 Removal; Vacancies. Any director may be removed, either with or without cause, at any time by the vote of a majority of shareholders. Except as otherwise provided in the Articles of Incorporation, any vacancy in the Board, whether because of death, resignation, disqualification, an increase in the number of directors, or any other cause, may be filled by vote of the majority of the remaining directors, although less than a quorum. Each director so chosen to fill a vacancy shall hold office until his successor shall have been elected and shall qualify or until he shall resign or shall have been removed in the manner hereinafter provided.

         SECTION 3.6 Place of Meeting and Telephone Meetings. The Board may hold any of its meetings at such place or places within or without the State of Nevada as the Board may from time to time by resolution designate or as shall be designated by the person or persons calling the meeting or in the notice of a waiver of notice of any such meeting. Directors may participate in any regular or special meeting of the Board by means of conference telephone or similar communications equipment pursuant to which all persons participating in the meeting of the Board can hear each other, and such participation shall constitute presence in person at such meeting.

         SECTION 3.7 First Meeting. The Board shall meet as soon as practicable after each annual election of directors and notice of such first meeting shall not be required.

         SECTION 3.8 Regular Meetings. Regular meetings of the Board may be held at such times as the Board shall from time to time by resolution determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting shall be held at the same hour and place on the next succeeding business day not a legal holiday. Except as provided by law, notices of regular meetings need not be given.

         SECTION 3.9 Special Meetings. Special meetings of the Board may be called by the Chairman of the Board, the Chief Executive Officer, or the President and shall be called by the President or Secretary on the written request of two directors. Notice of all special meetings of the Board shall be given to each director:

         (a) by first-class mail, postage prepaid, deposited in the United States mail in the city where the principal executive office of the Corporation is located at least five (5) days before the date of such meeting; or

         (b) by telegram, charges prepaid, such notice to be transmitted by the telegraph company in the city of the principal executive office of the Corporation at least forty-eight (48) hours before the time of holding such meeting; or

         (c) by personal delivery or telecopier, or orally in person or by telephone, at least twenty-four (24) hours prior to the time of holding such meeting.

         Notice given in accordance with paragraph (a) above shall conclusively be deemed to be given to a director if addressed to the director at the address the person giving the notice has reason to believe will result in actual notice to the director prior to the time of the meeting. Notice given in accordance with paragraph (b) or (c) above shall conclusively be deemed to be given to a director if delivered in writing or communicated orally either to the director or to a person whom the person giving the notice has reason to believe will deliver or communicate it to the director prior to the time of the meeting. Notice given in accordance with paragraph (a), (b) or (c) above shall conclusively be deemed given to a director if mailed or delivered to the last address provided by the director to the Secretary of the Corporation for such purpose. The notice need not specify the purpose of the meeting, nor need it specify the place of the meeting if the meeting is to be held at the principal executive office of the Corporation.

         Such notice may be waived by any director and any meeting shall be a legal meeting without notice having been given if all the directors shall be present thereat or those not present shall, either before or after the meeting, sign a written waiver of notice of, or a consent to, such meeting or shall after the meeting sign the approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the Corporation's records or be made a part of the minutes of the meeting.

         SECTION 3.10 Quorum and Manner of Acting. Except as otherwise provided in the Articles of Incorporation or these Bylaws or by law, the presence of a majority of the total number of directors then in office shall be required to constitute a quorum for the transaction of business at any meeting of the Board. Except as otherwise provided in the Articles of Incorporation or these Bylaws or by law, all matters shall be decided at any such meeting, a quorum being present, by the affirmative votes of a majority of the directors present. Except as otherwise provided in the Articles of Incorporation, these Bylaws or by law, a meeting at which there is a quorum initially present may continue to transact business notwithstanding the withdrawal of a director, so long as any action taken is approved by at least a majority of the required quorum for such meeting. In the absence of a quorum, a majority of directors present at any meeting may adjourn the same from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given. The directors shall act only as a Board, and the individual directors shall have no power as such.

         SECTION 3.11 Action by Consent. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee, if any.

         SECTION 3.12 Compensation. The directors shall receive only such compensation for their services as directors as may be allowed by resolution of the Board. The Board may also provide that the Corporation shall reimburse each such director for any expense incurred by him on account of his attendance at any meetings of the Board or committees of the Board. Neither the payment of such compensation nor the reimbursement of such expenses shall be construed to preclude any director from serving the Corporation or its subsidiaries in any other capacity and receiving compensation therefor.

         SECTION 3.13 Executive Committee. There may be an Executive Committee appointed by resolution passed by a majority of the Board, who may meet at stated times, or on notice to all by any of their own number, during the intervals between the meetings of the Board; they shall advise and aid the officers of the Corporation in all matters concerning its interests and the management of its business, and generally perform such duties and exercise such powers as may be directed or delegated by the Board from time to time. To the full extent permitted by law, the Board may delegate to such committee authority to exercise all the powers of the Board while the Board is not in session. Vacancies in the membership of the committee shall be filled by the Board at a regular meeting or at a special meeting for that purpose. The Executive Committee shall keep written minutes of its meetings and report the same to the Board when required. The provisions of Sections 3.8, 3.9, 3.10 and 3.11 of these Bylaws shall apply, mutatis mutandis, to any Executive Committee of the Board.

         SECTION 3.14 Other Committees. The Board may, by resolution passed by a majority of the Board, designate one or more other committees, each such committee to consist of one or more of the directors of the Corporation. To the full extent permitted by law, any such committee shall have and may exercise such powers and authority as the Board may designate in such resolution. Vacancies in the membership of a committee shall be filled by the Board at a regular meeting or a special meeting for that purpose. Any such committee shall keep written minutes of its meetings and report the same to the Board when required. The provisions of Sections 3.8, 3.9, 3.10 and 3.11 of these Bylaws shall apply, mutatis mutandis, to any such committee of the Board.

         SECTION 3.15 Rights of Inspection. Every director shall have the absolute right at any reasonable time to inspect and copy all books, records, and documents of every kind and to inspect the physical properties of the Corporation and also of its subsidiary corporations, domestic or foreign. Such inspection by a director may be made in person or by agent or attorney and includes the right to copy and obtain extracts.

         SECTION 3.16 Compensation. By resolution of the Board of Directors, each director may be paid his or her expenses, if any, of attendance at each meeting of the Board of Directors or its committee, and may be paid a fixed sum set from time to time by the Board of Directors for serving on the Board of Directors and/or for attendance at each meeting of the Board of Directors or committee or both. No such payment shall prevent any director from serving the Corporation in any other capacity and receiving compensation therefore, and a director may be a salaried officer or employee of the Corporation.

         SECTION 3.17 Limits on Liability. A director shall not be held personally liable for monetary damages for any action he or she has taken or any failure to take action, unless (a) the director has breached or failed to perform the duties of his office as defined by Nevada law, and (b) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness. The provision of this Section 3.17, however, shall not apply to (i) the responsibility or liability of a director pursuant to a criminal statute, or
(ii) the liability of a director for the payment of taxes pursuant to local, state or federal law.

                                       IV
                                    OFFICERS
                                    --------

         SECTION 4.1 Officers. The officers of the Corporation shall be a Chief Executive Officer, a President, a Secretary and a Treasurer. In addition, the Board may also elect a Chairman of the Board, one or more Vice Presidents, and one or more Assistant Secretaries and Assistant Treasurers. No officer need be a director of the Corporation. A person may hold more than one office.

         SECTION 4.2 Other Officers. The Board may appoint such other officers as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

         SECTION 4.3 Election. Each of the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 4.1, Section 4.2 or Section 4.4 of these Bylaws, shall be chosen annually by the Board and shall hold his office until he shall resign or shall be removed or otherwise disqualified to serve, or his successor shall be elected and qualified.

         SECTION 4.4 Removal; Vacancies. Subject to the express provisions of a contract authorized by the Board, any officer may be removed, either with or without cause, at any time by the Board or by any officer upon whom such power of removal may be conferred by the Board. Any vacancy occurring in any office of the Corporation shall be filled by the Board.

         SECTION 4.5 The Chairman of the Board. The Chairman of the Board, if one is elected, shall not be an officer of the Corporation unless designated as such by the Board. He shall preside at all meetings of the stockholders and directors and shall have such other powers and duties as may be prescribed by the Board or by applicable law. He shall be an ex- officio member of standing committees, if so provided in the resolutions of the Board appointing the members of such committees. If there is no Chief Executive Officer or President, the Chairman of the Board shall in addition be the Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in Section 4.6.

         SECTION 4.6 The Chief Executive Officer. The Chief Executive Officer, subject to the control of the Board, shall have general supervision, control and management of the business and affairs of the Corporation, and general charge and supervision of all officers, agents and employees of the Corporation; shall see that all orders and resolutions of the Board are carried into effect; in general shall exercise all powers and perform all duties usually vested in the office of chief executive officer of a corporation; and shall have such other powers and duties as may from time to time be assigned to him by the Board or as may be prescribed by these Bylaws or applicable law. He may execute and deliver in the name of the Corporation all deeds, mortgages, bonds, contracts and other instruments, except where required by law or these Bylaws to be otherwise executed and delivered or when such execution and delivery shall be expressly delegated by him or the Board to some other officer or agent of the Corporation. In the absence of the Chairman of the Board, or if there is none, the Chief Executive Officer shall preside at all meetings of the stockholders and, if he is a director, the Board. He shall be an ex-officio member of all the standing committees, including the executive committee, if any.

         SECTION 4.7 The President. Subject to such supervisory powers, if any, as may be given by the Board or these Bylaws to the Chief Executive Officer or the Chairman of the Board, if there are such officers, the President shall, subject to the control of the Board, have the powers and duties prescribed for the President by the Chief Executive Officer or these Bylaws. In the absence of the Chairman of the Board and the Chief Executive Officer, or if there are none, the President shall preside at all meetings of the stockholders and, if he is a director, the Board. If there is no Chief Executive Officer, the President shall in addition be the Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in Section 4.6. The President shall be an ex-officio member of standing committees, if so provided in the resolutions of the Board appointing the members of such committees.

         SECTION 4.8 The Vice Presidents. The Vice Presidents, if any, shall perform such duties and have such powers as the Board may from time to time prescribe.

         SECTION 4.9 The Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board. He shall disburse the funds of the Corporation as may be ordered by the Board, making proper vouchers for such disbursements, and shall render to the President and the Board, at its regular meetings, or when the Board so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

         SECTION 4.10 The Secretary. The Secretary shall attend all meetings of the Board and all meetings of the stockholders and record all the proceedings of the meetings of the stockholders and of the Board in a book to be kept for that purpose and shall perform like duties for the standing and special committees of the Board when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board, and shall perform such other duties as may be prescribed by the Board or the President, under whose supervision he shall act. He shall have custody of the corporate seal of the Corporation and he shall have authority to affix the same to any instrument requiring it and, when so affixed, it may be attested by his signature. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

         SECTION 4.11 The Assistant Treasurer and Assistant Secretary. The assistant treasurer and the assistant secretary, if any, shall perform such duties and have such powers as the Board may from time to time prescribe.

                                        V
                 CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.
                 ----------------------------------------------

         SECTION 5.1 Checks, Drafts, Etc. All checks, drafts or other orders for payment of money, notes or other evidence of indebtedness payable by the Corporation shall be signed by the CEO, the President, the Treasurer, and/or by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board. Each such person or persons shall give such bond, if any, as the Board may require.

         SECTION 5.2 Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, the CEO, the President, any Vice President or the Treasurer (or any other officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation who shall from time to time be determined by the Board) may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the Corporation.

         SECTION 5.3 General and Special Bank Accounts. The Board may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may select or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

                                       VI
                            SHARES AND THEIR TRANSFER
                            -------------------------

         SECTION 6.1 Certificates for Stock. Every owner of stock of the Corporation shall be entitled to have a certificate or certificates, to be in such form as the Board shall prescribe, certifying the number and class of shares of the stock of the Corporation owned by him. The certificates representing shares of such stock shall be numbered in the order in which they shall be issued and shall be signed in the name of the Corporation by the Chairman, Vice Chairman or President or a Vice President, and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer. Any of or all of the signatures on the certificates may be a facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, any such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as though the person who signed such certificate, or whose facsimile signature shall have been placed thereupon, were such officer, transfer agent or registrar at the date of issue. A record shall be kept of the respective names of the persons, firms or corporations owning the shares represented by such certificates, the number and class of shares represented by such certificates, respectively, and the respective dates thereof, and in case of cancellation, the respective dates of cancellation. Every certificate surrendered to the Corporation for exchange or transfer shall be canceled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so cancelled, except in cases provided for in Section 6.4.

         SECTION 6.2 Transfers of Stock. Transfers of shares of stock of the Corporation shall be made on the books of the Corporation by the registered holder thereof, or by his attorney thereupon authorized by power of attorney duly executed and filed with the Secretary, or with a transfer clerk or transfer agent appointed as provided in Section 6.3, and upon surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation. Whenever any transfer of shares shall be made for collateral security, and not absolutely, such fact shall be so expressed in the entry of transfer if, when the certificate or certificates shall be presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so.

         SECTION 6.3 Regulations. The Board may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

         SECTION 6.4 Lost, Stolen, Destroyed and Mutilated Certificates. In any case of loss, theft, destruction or mutilation of any certificate of stock, another may be issued in its place upon proof of such loss, theft, destruction or mutilation and upon the giving of a bond of indemnity to the Corporation in such form and in such sum as the Board or the President may direct; provided, however, that a new certificate may be issued without requiring any bond when, in the judgment of the Board or the President, it is proper so do to.

         SECTION 6.5 Fixing the Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any other change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. If in any case involving the determination of stockholders for any purpose other than notice of or voting at a meeting of stockholders the Board shall not fix such a record date, the record date for determining stockholders for such purpose shall be the close of business on the day on which the Board shall adopt the resolution relating thereto. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of such meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

                                       VII
                                  MISCELLANEOUS
                                  -------------

         SECTION 7.1 Seal. The Board shall provide a corporate seal, which shall be in the form of a circle and shall bear the name of the Corporation and words and figures showing that the Corporation was incorporated in the State of Nevada and the year of incorporation.

         SECTION 7.2 Waiver of Notices. Whenever notice is required to be given by these Bylaws or the Articles of Incorporation or by law, the person entitled to said notice may waive such notice orally or in writing, either before or after the time stated therein, and such waiver shall be deemed equivalent to notice.

         SECTION 7.3 Amendments. Subject to the provisions of the Articles of Incorporation, these Bylaws and applicable law, these Bylaws or any of them may be amended or repealed and new Bylaws may be adopted (a) by the Board, by vote of a majority of the number of directors then in office or (b) by the vote of the holders of not less than a majority of the total voting power of all outstanding shares of voting stock of the Corporation at an annual meeting of stockholders, without previous notice, or at any special meeting of stockholders, provided that notice of such proposed amendment, repeal or adoption is given in the notice of special meeting. Subject to the provisions of the Articles of Incorporation, any Bylaws adopted or amended by the stockholders may be amended or repealed by the Board or the stockholders.

         SECTION 7.4 Voting Stock. Unless otherwise ordered by the Board, the Chief Executive Officer shall have full power and authority on behalf of the Corporation to attend and to act and vote at any meeting of the stockholders of any corporation in which the Corporation may hold stock and at any such meeting shall possess and may exercise any and all rights and powers which are incident to the ownership of such stock and which as the owner thereof the Corporation might have possessed and exercised if present. The Board by resolution from time to time may confer like powers upon any other person or persons.


                                      VIII
                              EMERGENCY PROVISIONS
                              --------------------

         SECTION 8.1 General. The provisions of this Article shall be operative only during a national emergency declared by the President of the United States or the person performing the President's functions, or in the event of a nuclear, atomic, or other attack on the United States or a disaster making it impossible or impracticable for the Corporation to conduct its business without recourse to the provisions of this Article. Said provisions in such event shall override all other Bylaws of the Corporation in conflict with any provisions of this Article, and shall remain operative so long as it remains impossible or impracticable to continue the business of the Corporation otherwise, but thereafter shall be inoperative; provided that all actions taken in good faith pursuant to such provisions shall thereafter remain in full force and effect unless and until revoked by action taken pursuant to the provisions of the Bylaws other than those contained in this Article.

         SECTION 8.2 Unavailable Directors. All directors of the Corporation who are not available to perform their duties as directors by reason of physical or mental incapacity or for any other reason or who are unwilling to perform their duties or whose whereabouts are unknown shall automatically cease to be directors, with like effect as if such persons had resigned as directors, so long as such unavailability continues.

         SECTION 8.3 Authorized Number of Directors. The authorized number of directors shall be the number of directors remaining after eliminating those who have ceased to be directors pursuant to Section 8.2, or the minimum number required by law, whichever is greater.

         SECTION 8.4 Quorums. The number of directors necessary to constitute a quorum shall be one-third of the authorized number of directors as specified in
Section 8.3, or such other minimum number as, pursuant to the law or lawful decree then in force, it is possible for the Bylaws of the Corporation to specify.

         SECTION 8.5 Creation of Emergency Committee. In the event the number of directors remaining after eliminating those who have ceased to be directors pursuant to Section 8.2 is less than the minimum number of authorized directors required by law, then until the appointment of additional directors to make up such required minimum, all the powers and authorities which the Board could by law delegate, including all powers and authorities which the Board could delegate to a committee, shall be automatically vested in an emergency committee, and the emergency committee shall thereafter manage the affairs of the Corporation pursuant to such powers and authorities and shall have all such other powers and authorities as may by law or lawful decree be conferred on any person or body of persons during a period of emergency.

         SECTION 8.6 Constitution of Emergency Committee. The emergency committee shall consist of all the directors remaining after eliminating those who have ceased to be directors pursuant to Section 8.2, provided that such remaining directors are not less than three in number. In the event such remaining directors are less than three in number, the emergency committee shall consist of three persons, who shall be the remaining director or directors and either one or two officers or employees of the Corporation, as the remaining director or directors may in writing designate. If there is no remaining director, the emergency committee shall consist of the three most senior officers of the Corporation who are available to serve, and if and to the extent that officers are not available, the most senior employees of the Corporation. Seniority shall be determined in accordance with any designation of seniority in the minutes of the proceedings of the Board, and in the absence of such designation, shall be determined by rate of remuneration. In the event that there are no remaining directors and no officers or employees of the Corporation available, the emergency committee shall consist of three persons designated in writing by the stockholder owning the largest number of shares of record as of the date of the last record date.

         SECTION 8.7 Powers of Emergency Committee. The emergency committee, once appointed, shall govern its own procedures and shall have the power to increase the number of members thereof beyond the original number, and in the event of a vacancy or vacancies therein, arising at any time, the remaining member or members of the emergency committee shall have the power to fill such vacancy or vacancies. In the event at any time after its appointment all members


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shall die or resign or become unavailable to act for any reason whatsoever, a new emergency committee shall be appointed in accordance with the foregoing provisions of this Article.

         SECTION 8.8 Directors Becoming Available. Any person who has ceased to be a director pursuant to the provisions of Section 8.2 and who thereafter becomes available to serve as a director shall automatically become a member of the emergency committee.

         SECTION 8.9 Election of Board of Directors. The emergency committee shall, as soon after its appointment as is practicable, take all requisite action to secure the election of a board of directors, and upon election all the powers and authorities of the emergency committee shall cease.

         SECTION 8.10 Termination of Emergency Committee. In the event, after the appointment of any emergency committee, a sufficient number of persons who ceased to be directors pursuant to Section 8.2 become available to serve as directors, so that if they had not ceased to be directors as aforesaid, there would be enough directors to constitute the minimum number of directors required by law, then all such persons shall automatically be deemed to be reappointed as directors and the powers and authorities of the emergency committee shall end.


                                       IX
                        APPROVAL OF INSIDER TRANSACTIONS
                        --------------------------------

         SECTION 9.1 Any transaction, agreement or understanding between the Corporation or any of its subsidiaries and any of the officers and directors of the Corporation, or any entity in which such officer or director has a material financial interest, which is material to the business of the Corporation, or the applicable subsidiary, must be approved by a majority of the directors of the Corporation who have no interest in such transaction, agreement or understanding. The interested director may be present at the meeting, if any, at which such transaction, agreement or underwriting is approved.





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                                   APPENDIX E

           Colorado Business Corporations Act of the State of Colorado
                               Dissenter's Rights
                         Section 7-113-101 to 7-113-302


              7-113-101. Definitions.

              For purposes of this article:
              (1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

              (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

              (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

              (4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

              (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

              (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

              (7) "Shareholder" means either a record shareholder or a beneficial shareholder.


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              7-113-102. Right to dissent.

               (1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

              (a) Consummation of a plan of merger to which the corporation is a party if:

              (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

              (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

              (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

              (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

              (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

              (1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

              (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

              (b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

              (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.


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              (1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

              (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

              (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

              (c) Cash in lieu of fractional shares; or

              (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

              (2) (Deleted by amendment, L. 96, p. 1321, Section 30, effective June 1, 1996.)

              (2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

              (3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

              (4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

              7-113-103. Dissent by nominees and beneficial owners.

              (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

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              (2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

              (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

              (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

              (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

              7-113-201. Notice of dissenters' rights.

              (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

              (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the


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         shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).



              7-113-202. Notice of intent to demand payment.

              (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201
         (1), a shareholder who wishes to assert dissenters' rights shall:

              (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

              (b) Not vote the shares in favor of the proposed corporate action.

              (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

              (3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

              7-113-203. Dissenters' notice.

              (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

              (2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

              (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

              (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

              (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;


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              (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

              (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

              (f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

              (g) Be accompanied by a copy of this article.

              7-113-204. Procedure to demand payment.

              (1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

              (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

              (b) Deposit the shareholder's certificates for certificated shares.

              (2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

              (3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

              (4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.


              7-113-205. Uncertificated shares.

              (1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

              (2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.


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              7-113-206. Payment.

              (1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

              (2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

              (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

              (b) A statement of the corporation's estimate of the fair value of the shares;

              (c) An explanation of how the interest was calculated;

              (d) A statement of the dissenter's right to demand payment under section 7-113-209; and

              (e) A copy of this article.

              7-113-207. Failure to take action.

              (1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

              (2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.


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              7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action.

              (1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

              (2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

              7-113-209. Procedure if dissenter is dissatisfied with payment or offer.

              (1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

              (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

              (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

              (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

              (2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.


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              7-113-301. Court action.

              (1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

              (2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which the domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection
         (2).

              (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

              (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

              (5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.


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              7-113-302. Court costs and counsel fees.

              (1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

              (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

              (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

              (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

              (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.






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